                                                                  Exhibit (9)(h)

                          SECURITIES LENDING AGREEMENT
                      FOR THE ONE GROUP(R) INVESTMENT TRUST

         This Securities Lending Agreement (the "Agreement") is entered into as of June 15, 1998 by and between The One Group Investment Trust, an open-end management investment company formed under the Investment Company Act of 1940 (the "Lender"), Banc One Investment Advisors Corporation, an investment adviser under the Investment Advisers Act of 1940 (the "Advisor"), and Bank One Trust Company, N.A., a national banking association (the "Subcustodian").

                                              BACKGROUND INFORMATION

         A. The Advisor serves as investment Advisor to the Lender pursuant to an Investment Advisory Agreement dated August 1, 1994, as amended from time to time.

         B. The Advisor in conjunction with the Subcustodian has developed a securities lending program (the "Securities Lending Program"), (the exact terms and conditions of which are contained in, and subject to this Agreement) pursuant to which Advisor will provide lending agent services to Lender for purposes of lending Lender's securities.

         C. The Lender desires to appoint the Advisor as its lending agent and Subcustodian as its custodian for the purpose of lending securities. The Advisor has agreed to act as agent for the Lender and the Subcustodian has agreed to act as custodian for the Lender in accordance with the terms of this Agreement. The Lender has established a securities lending account for each fund of the Lender (collectively, the "Accounts") with the Subcustodian which will, from time to time, hold the securities which are the subject of, and can be loaned pursuant to the terms and conditions of this Agreement.

                             STATEMENT OF AGREEMENT

         The parties hereby acknowledge the accuracy of the foregoing background information and hereby agree as follows:

         Section l. APPOINTMENT. The Lender hereby appoints the Advisor as its agent to act as set forth in this Agreement and the Advisor hereby accepts the appointment as agent and agrees to so act. The Lender agrees that the Advisor is acting as a fully disclosed agent and not as principal in connection with the Securities Lending Program. The Advisor and the Subcustodian shall have the right to disclose the identity of the Lender to any Borrower as defined herein or give notice that such identity is available upon request.

         Lender is a series investment company consisting of a variety of investment portfolios and is entering this Agreement on behalf of the investment portfolios identified on EXHIBIT A attached hereto and incorporated hereby by reference ("Funds"). Any reference to Lender in this Agreement shall be deemed a reference solely to the particular Fund to which a given lending transaction under this Agreement relates. Under no circumstances shall the rights, obligations, or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. In particular and without limiting the generality of the foregoing: (a) any event of default regarding one Fund shall not create any right or obligation with respect to any other Fund,
(b) Advisor and the Subcustodian shall have no right to set off claims of a Fund by applying property of any other Fund, and (c) no Fund shall have the right to set off against assets or property held by a Borrower or Subcustodian for any other Fund.

         Lender was created under as a Massachusetts Business Trust under a Declaration of Trust filed on June 7, 1993 as amended by the Amended Declaration of Trust (the "Trust Agreement"). The Trust Agreement provides, among other things, that trustees of Lender are responsible for the actions of Lender in their capacity as trustees and not personally. Advisor expressly acknowledges and agrees that the obligations of Lender hereunder shall not be binding upon any of the shareholders, trustees, officers, employees or agents of Lender, but shall only bind the trust property of Lender, as provided in the Trust Agreement. The execution and delivery of this Agreement by an officer of the Lender has been approved by the trustees of the Lender, and neither the authorization nor the execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Lender as provided in the Trust Agreement.

         Section 2. AUTHORIZATION AND APPROVAL OF BORROWERS. The Advisor has reviewed and approved the standard form of Master Securities Loan Agreement attached hereto as EXHIBIT B and substantially similar agreements heretofore executed by the Subcustodian for the lending of customer securities and substantially similar agreements hereafter approved by Advisor and executed by the Subcustodian (the "Loan Agreement" or "Loan Agreements"). The Lender hereby authorizes the Advisor to lend securities delivered to the Subcustodian in accordance with the Loan Agreements to any of the Borrowers specified by Advisor on the list attached hereto as EXHIBIT C as amended from time to time by the Advisor (each a "Borrower").

The Advisor is authorized to negotiate rebates with the Borrower to be paid to the Borrower for the use of Cash Collateral (as defined in section 8(c)) as well as the fees to be paid to the Lender for the loan of securities collateralized by Collateral other than Cash Collateral.

         Section 3. LENDER'S REPRESENTATIONS. In order to permit the Advisor and the Subcustodian to make such representations as may be required by the Loan Agreement, the Lender hereby represents and warrants to the Advisor, which representations and warranties shall be deemed to be continuing and to be reaffirmed on any day that a loan under this Agreement is outstanding, that:

         (a) This Agreement is, and each loan will be, legally and validly entered into, does not, and will not, violate any statute, regulation, rule, order, or judgment binding on the Lender, or any agreement binding on the Lender or affecting its property, and is enforceable against the Lender in accordance with its terms, except as may be limited by bankruptcy, insolvency, or similar laws, or by equitable principles relating to or limiting creditors' rights generally;

         (b) The person executing this Agreement and any other persons designated from time to time by the Lender in writing (each such person, an "Authorized Person") are duly and properly authorized to act on behalf of the Lender or the Advisor, respectively;

         (c) The Lender owns the securities held in each Account or subject to a loan under this Agreement free and clear of all liens, claims, security interests and encumbrances and no such security has been sold. Lender agrees to immediately notify the Advisor and identify any of the Securities which are no longer subject to the representations set forth in this paragraph (c) or which are otherwise being withdrawn from participation in the Securities Lending Program;

         (d) The Lender is acting as principal with respect to loans made under this Agreement; and

         (e) The Lender is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to this Agreement and the securities held in the Account.

         Section 4. LOAN OPPORTUNITIES. The Lender acknowledges and agrees that the Advisor or the Subcustodian may lend securities owned by other of the Advisor's or the Subcustodian's customers to Borrowers. The Lender agrees that it shall have no claim against the Advisor or the Subcustodian based on, or relating to, loans made for other customers or loan opportunities refused hereunder, whether or not the Advisor has made fewer or more loans for any other customer than for the Lender, and whether or not any loan for another customer, or the opportunity refused, could have resulted in loans made under this Agreement.

         Section 5. MAKING OF LOANS. The Advisor will notify Borrowers that it is prepared to lend securities of the Lender held in the Account. If the Advisor determines, in response to a Borrower's orally advising the Advisor of its desire to borrow securities, to lend securities of the Lender pursuant to a Loan Agreement, the Advisor will instruct the Subcustodian to deliver the securities, and is hereby authorized to take such actions to effect the loan as are required by the Loan Agreement; provided, however, that the Advisor shall lend no more than 33-1/3% of the Fund's total assets. For each Borrower, the Advisor shall establish a maximum limit on the amount of securities that will be delivered to each Borrower in connection with loans of the Lender's securities (the "Borrower Limit"). The Subcustodian shall not deliver Lender's securities to a Borrower when the value of the loan exceeds the Borrower Limit.

         Section 6. LOAN TERMINATION. The Advisor shall, subject to the terms of the Loan Agreement, terminate a loan made to a Borrower whenever the Advisor shall actually receive:

         (a) oral or written instructions to terminate the loan from a person believed by the Advisor to be an Authorized Person of the Lender;

         (b) oral or written notice from the Lender that the loaned security is no longer subject to the representations set form in section 3(c) or that the securities are no longer eligible for participation in the Securities Lending Program;

         (c) a written instruction from an Authorized Person or a person believed by the Advisor to be an Authorized Person of the Lender that the Borrower with whom the loan is outstanding is to be deleted from the list referred to in Section 2 hereof;

         (d) actual notice of a default under any Loan Agreement pursuant to which securities have been loaned; or

         (e)      termination of this Agreement.

         Notwithstanding the foregoing or any other provision in this Agreement, the Advisor may at any time terminate any loan in its absolute discretion.

         Section 7. OUTSTANDING LOANS. Subject to the supervision of the Advisor, the Subcustodian shall perform the following acts in connection with loans of securities hereunder:

         (a) enter into Loan Agreements on such terms as approved by the Advisor;

         (b) receive and release Collateral as provided in the applicable Loan Agreement;

         (c)      receive distributions on loaned securities;

         (d) accept substitutions of Collateral and execute and deliver or send any receipts required under the Loan Agreement in connection therewith;

         (e) deliver and receive securities in accordance with instructions from the Advisor;

         (f) make investments of Cash Collateral in accordance with instructions of the Advisor;

         (g) take such action upon termination of a loan as may be directed by the Advisor; and

         (h) within a reasonable time after learning of a default, give notice thereof to the Advisor, and thereafter take such actions, if any, as may be specified by the Advisor.

The Advisor shall perform the following acts in connection with loans of securities hereunder:

         (a) select Borrowers with whom loans of securities may be made hereunder;

         (b)      negotiate the terms of the loans;

         (c)      invest Cash Collateral in accordance with Section 8 hereof;

         (d) prepare each business day a mark-to-market valuation of the then fair market value of the loaned securities, including income accrued but unpaid thereon and instruct the Subcustodian to receive and release Collateral as provided in the applicable Loan Agreement;

         (e) within a reasonable time after learning of a default, give notice thereof to the Lender, and thereafter take such actions, if any, as may be specified in written instructions actually received from a person believed by the Advisor to be an Authorized Person of the Lender. In the absence of instructions from the Lender to the Advisor, Advisor is authorized, without notice to Lender, to exercise such rights of Lender and to pursue such available remedies of Lender under the appropriate Loan Agreement as it deems appropriate; provided, however, nothing herein shall require Advisor or the Subcustodian to expend their own funds to exercise such rights or pursue such remedies; and

         (f) take such action upon termination of a loan as may be required by the Loan Agreement.

         Section 8.  COLLATERAL.

         (a) In connection with loans of securities made on behalf of the Lender that are secured by collateral other than letters of credit, the Advisor agrees to limit collateral accepted and investments of cash collateral to those securities in which the Fund of the Lender owning the loaned securities could invest and, subject to this requirement, the Lender authorizes the Advisor: (i) to accept collateral of the types which are designated on EXHIBIT D with such changes as recommended from time to time by the Advisor with the approval of the Lender (the "Collateral"); and (ii) to invest cash received as collateral for a loan of securities in any of the types of investments specified on EXHIBIT D as modified from time to time. Where a loan of securities is to be collateralized by a letter of credit, the Advisor shall instruct the Subcustodian to accept only an irrevocable letter of credit that contains an immediate draw-down capability from a financial institution listed on the Advisor's Bank Approved List(s), a copy of which is attached hereto as EXHIBIT F, with such additions and deletions as are approved by the Advisor. The Lender hereby authorizes the Advisor to purchase or sell investments of Cash Collateral to or from other accounts advised by the Advisor or held by its affiliates.

         (b) All uncertificated U.S. government or agency securities, and any other securities received by the Subcustodian as Collateral in connection with any transactions involving Cash Collateral (as defined below), shall be segregated by a separate recordation hereunder on the books of the Subcustodian, and may be held as the Subcustodian may determine in any form or manner in which the Subcustodian is permitted to hold securities including, without limitation, by depositing the same with a subcustodian or agent as have been approved by the Lender or in the Federal Reserve/Treasury Book-Entry System (the "Book-Entry System") or the Depository Trust Company (the "Depository"), or their respective successors or nominees. Subcustodian is hereby authorized to enter into such agreements as are necessary to appoint such agents, subcustodians, and Depositories.

         (c) All money received as, or with respect to, Collateral, including money received with respect to investment of the same, or upon the maturity, sale, or liquidation of any such investments ("Cash Collateral"), may, in the Advisor's sole discretion, be invested and reinvested in the types of investments listed in EXHIBIT D as modified from time to time.

         (d) Notwithstanding the foregoing, or any other provision contained in this Agreement, the Advisor shall at all times have: (i) the right to cause the Subcustodian to hold in the Collateral Account (as defined in section 10) a portion of the Cash Collateral uninvested without any obligation to pay interest thereon whenever the Advisor, in its sole discretion, deems it advisable, provided the Advisor uses its best efforts to minimize such amount, and (ii) the absolute right, without obtaining any approval of the Lender, to liquidate any investment or reinvestment and cause the net proceeds to be credited to the Account.

         (e) The Subcustodian shall maintain the notifications required by applicable law with respect to securities transactions involving Cash Collateral and shall furnish monthly activity statements. The Subcustodian shall comply with all applicable legal requirements regarding the custody of the Lender's securities under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder including, if applicable, Rule 17f-2.

         (f) The Subcustodian shall execute, as agent for the Lender, any certificates of ownership, declarations or other certificates required under the tax laws or pursuant to any other law or governmental regulation now or hereafter in effect with respect to securities held as Collateral. The Subcustodian shall, in addition, supply any information regarding Collateral transactions required by any applicable law or governmental regulation without first giving notice to the Lender or the Advisor.

         (g) The Advisor shall take such actions with respect to the Collateral as are required from time to time pursuant to any Loan Agreement.

         (h) All investments of Cash Collateral made in accordance with this Agreement shall be for the account and risk of the Lender. To the extent that any loss arising out of such investments of Cash Collateral results in a deficiency in the amount of Cash Collateral available for return to a Borrower pursuant to the Loan Agreement, the Lender agrees to pay the Subcustodian on demand cash in an amount equal to such deficiency. In addition, the Subcustodian shall be entitled to charge the Lender's accounts for such deficiency in accordance with Section 10 of this Agreement.

         (i) All Collateral and securities or other property acquired through the investment of Cash Collateral shall be controlled by, and subject to the instructions of, the Advisor; provided, however, that the Advisor shall comply with any instructions of the Lender with respect to the same.

         Section 9. SUBCUSTODIAN'S FEES. The Lender shall in connection with each loan hereunder pay to the Subcustodian the fee (the "Subcustodian's Fee") as specified on EXHIBIT E, which Subcustodian's Fee shall accrue daily.

         Section 10. THE COLLATERAL ACCOUNT. The Advisor and the Subcustodian shall act as follows with respect to the account in which the Subcustodian holds Collateral on behalf of the Lender (the "Collateral Account"):

         (a) The Subcustodian shall monthly: (i) credit the Collateral Account with all amounts, if any, paid by a Borrower in connection with a loan collateralized in whole or in part with Collateral other than Cash Collateral;
(ii) credit the Collateral Account with the earnings, if any, arising from the investment of Cash Collateral; (iii) debit the Collateral Account by an amount equal to the amounts to be paid to the Borrower pursuant to the Loan Agreement; and (iv) debit the Collateral Account in an amount equal to the accrued Subcustodian's Fee described in Section 9 hereof;

         (b) Whenever the Loan Agreement requires a return of Cash Collateral, the Subcustodian shall debit the Collateral Account by the amount so returned;

         (c) In the event debits to the Collateral Account pursuant to the foregoing subsections 10(a) and 10(b) produce a deficit therein, the Subcustodian shall sell or otherwise liquidate investments made with Cash Collateral and credit the net proceeds of such sale or liquidation to satisfy the deficit. In the event the foregoing does not eliminate the deficit, the Subcustodian shall have the right to charge the deficiency to any other account or accounts maintained by the Lender with the Subcustodian; provided, however, that the Subcustodian shall not have the right to charge any accounts maintained for one Fund (as defined in section 1 hereof) for the obligations of another Fund.

         (d) If the Subcustodian, in its sole discretion, advances funds on behalf of the Lender in order to eliminate a deficiency created under the foregoing subsections 10(a), 10(b), or 10(c), the Subcustodian shall notify the Advisor. Upon receipt of such notice by the Advisor, the Lender agrees to repay the Subcustodian upon demand the amount of any advance described herein plus accrued interest at a rate per annum (based on a 360-day year for the actual number of days involved) not to exceed the fed funds rate as publicly announced to be in effect from time to time, such rate to be adjusted on the effective date of any change in the fed funds rate.

         (e) Except with respect to amounts representing the crediting of a Loan Fee as defined in the Loan Agreement, if any, paid by a Borrower, money from time to time held in the Collateral Account shall be controlled by, and subject to the instructions of, the Advisor; provided, however, that the Advisor shall comply with any instructions of the Lender with respect to the same.

         Section 11. RIGHTS OF BORROWERS WITH RESPECT TO LOANED SECURITIES. Until a loan is terminated in accordance with Section 6, the Borrower shall exercise all of the incidents of ownership of the loaned securities, including the right to transfer the loaned securities to others; provided, however, that the Lender shall be entitled to receive distributions, dividends, and other payments made on or in connection with the loaned securities to the extent provided and in accordance with the terms of the applicable Loan Agreement. The Lender hereby expressly waives the right to vote any securities that are subject to a loan.

         Section 12. RESPONSIBILITY. The Advisor and the Subcustodian undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Advisor and the Subcustodian shall not be liable for any loss or damage, including counsel fees and court costs, whether or not resulting from their acts or omissions to act hereunder or otherwise, unless the loss or damage arises out of the Advisor's or the Subcustodian's own negligence. Except for any liability, loss, or expense arising from or connected with the Advisor's or the Subcustodian's own negligence, the Lender agrees to reimburse and hold the Advisor and the Subcustodian harmless from and against any liability, loss and expense, including counsel fees and expenses and court costs, arising in connection with this Agreement or any Loan Agreement or arising from or connected with claims of any third parties, including any Borrower, from and against all taxes and other governmental charges, and from and against any out-of-pocket or incidental expenses. The Subcustodian may charge any amounts to which it or the Advisor is entitled hereunder against the Account. Without limiting the generality of the foregoing, the Lender agrees: (i) that the Advisor and the Subcustodian shall not be responsible for any statements, representations, or warranties which any Borrower makes in connection with any securities loans hereunder, if reasonably relied upon in good faith, or for the performance by any Borrower of the terms of the Loan Agreement, or any agreement related thereto; (ii) that the Advisor and the Subcustodian shall be fully protected in acting in accordance with the oral or written instructions of any person reasonably believed by them to be an Authorized Person; (iii) that in the event of a default by a Borrower under the Loan Agreement, the Advisor and the Subcustodian shall be fully protected in acting in accordance with this Agreement; and (iv) that the Advisor and the Subcustodian shall not be under any duty or obligation to advance or expend their own funds to take action to effect payment by a Borrower of any amounts owed by the Borrower pursuant to the Loan Agreement, provided the Subcustodian timely advises the Advisor of the non-payment by the Borrower of any such amount. The indemnification provided to Advisor and the Subcustodian hereunder shall survive termination of this Agreement. The Lender acknowledges and agrees that all investments of Cash Collateral shall be for the account of the Lender and any reinvestment risk associated with Cash Collateral shall be borne solely by the Lender and that neither the Advisor nor the Subcustodian shall provide indemnification to the Lender in connection with this Agreement or the Securities Lending Program.

         Section 13. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         Section 14. EXCLUSIVITY. The Lender agrees that it shall not enter into any other securities loan agreement with any other bank or securities broker/dealer whereby the other bank or broker/dealer is permitted to make loans on behalf of the Lender of securities held by the Subcustodian as the Lender's custodian.

         Section 15. CONFLICTS OF INTEREST AND DISCLOSURE. NOTHING IN THIS AGREEMENT SHALL PRECLUDE THE ADVISOR, THE SUBCUSTODIAN, OR THEIR AFFILIATES FROM ENTERING INTO SEPARATE ARRANGEMENTS OR AGREEMENTS WITH BORROWERS INVOLVING THE PROVISION OF PRODUCTS OR SERVICES INCLUDING, WITHOUT LIMITATION, DEPOSITS, LOANS, OR BROKERAGE SERVICES. THE ADVISOR AND THE SUBCUSTODIAN HEREBY DISCLOSE THAT THEY OR THEIR AFFILIATES MAY RECEIVE COMPENSATION OR REMUNERATION FROM THE BORROWERS IN CONNECTION WITH SUCH SEPARATE ARRANGEMENTS OR AGREEMENTS, INCLUDING, WITHOUT LIMITATION, VOLUME DISCOUNTS AND DISCOUNTED PERIODICAL SUBSCRIPTIONS. THE ADVISOR AND THE SUBCUSTODIAN FURTHER DISCLOSE THAT INVESTMENTS OF CASH COLLATERAL MADE PURSUANT TO SECTION 8 MAY HAVE THEIR OWN FEES AND EXPENSES WHICH MAY REDUCE THE EARNINGS PAYABLE TO LENDER PURSUANT TO THIS AGREEMENT.

         Section 16. STATEMENTS. The Subcustodian will at least monthly furnish the Lender with statements relating to loans hereunder, and other information reasonably requested by the Lender.

         Section 17.  NOTICES, ASSIGNMENTS, AMENDMENT, CONSTRUCTION.

         (a) Any notice, instruction, other instrument or writing, authorized or required to be given hereunder to the Subcustodian shall be sufficiently given only if and when actually received by the Subcustodian, including receipt by telefax, at its offices at:

                  Bank One Trust Company, NA
                  235 West Schrock Road
                  Columbus, OH 43271-1075
                  Attn:    Securities Lending

or at such other place as the Subcustodian may, from time to time, designate in writing and, except as expressly provided to the contrary herein, signed by an Authorized Person; and any notice, other instrument, writing, report or advice authorized or required by the Agreement to be given to the Lender shall be sufficiently given only if and when actually received by the Lender, including receipt by telefax, at its offices at:

                  The One Group Investment Trust
                  c/o Nationwide Advisory Services, Inc.
                  Three Nationwide Plaza
                  Columbus, Ohio 43215

or at such other place as the Lender may from time to time designate in writing; and any notice, instruction, other instrument or writing authorized or required by the Agreement to be given to the Advisor shall be sufficiently given only if and when actually received by the Advisor, including receipt by telefax, at its offices at:


                  Banc One Investment Advisors Corporation
                  1111 Polaris Parkway
                  Columbus, Ohio 43240
                  Attn.: Steven E. Cutler

or at such other place as the Advisor may from time to time designate in writing.

         (b) This Agreement shall not be assignable by the parties hereto without the written consent of the other parties. This Agreement shall be binding upon each party and its respective successors and permitted assigns;

         (c) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto with respect to such transactions. This Agreement shall not be amended or modified in any manner except by a written agreement executed by the parties hereto with the same formality as this Agreement;

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio;

         (e) The headings in this Agreement are for convenience only and shall not be used in construing this Agreement; and

         (f) Either the Lender or the Advisor may terminate this Agreement by delivering to the other party a written notice specifying a date of termination, not earlier than the date of receipt of such notice by the other party, provided that this Agreement shall continue in full force and effect with respect to all loans of securities in effect on the date of termination.

         Section 18. CUSTODY. Lender acknowledges that the Advisor is only performing the securities lending services described in this Agreement and that the Advisor retains no custody or possession of the securities, assets, and/or cash in the Account and performs no depository services with respect to the Account.

         Section 19. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement shall be decided by arbitration which shall be conducted, upon request by either party, before three (3) arbitrators (unless both parties agree upon one (1) arbitrator), designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code), or if such Act is not applicable, any substantially equivalent state law. The parties further agree that the arbitrator(s) will decide which party must bear the expenses of the arbitration proceedings.

         Section 20. SIPA NOTICE. THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO LOANS HEREUNDER AND, THEREFORE, THE COLLATERAL DELIVERED TO THE SUBCUSTODIAN AS SUBCUSTODIAN FOR THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF A BORROWER'S OBLIGATION IN THE EVENT SUCH BORROWER FAILS TO RETURN THE LOANED SECURITIES.



                             SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Lender, the Advisor, and the Subcustodian have caused this Agreement to be duly executed as of the date first above written.


The One Group Investment Trust
   ("Lender")


By:    /s/ James F. Laird, Jr.
   ---------------------------------------------
       James F. Laird, Jr., President




Banc One Investment Advisors Corporation
("Advisor")


By: /s/ Mark A. Beeson
   ---------------------------------------------
       Mark A. Beeson, Senior Managing Director



Bank One Trust Company, N.A.
("Subcustodian")



By:   /s/ Steven E. Cutler
   ---------------------------------------------
        Steven E. Cutler, Officer



LIST OF EXHIBITS

Exhibit A -- List of Funds
Exhibit B -- Loan Agreement
Exhibit C -- List of Borrowers
Exhibit D -- Types of Collateral
Exhibit E -- Subscustodian's Fees
Exhibit F -- Approved Letter of Credit Banks

                                    EXHIBIT A
                                  LIST OF FUNDS
                                  JUNE 15, 1998

Government Bond Fund
Asset Allocation Fund
Growth Opportunities Fund
Large Company Growth Fund
Equity Index Fund

The One Group Investment Trust
   ("Lender")


By:    /s/ James F. Laird, Jr.
   ---------------------------------------------
       James F. Laird, Jr., President



Banc One Investment Advisors Corporation
("Advisor")


By:     /s/ Mark A. Beeson
   ---------------------------------------------
       Mark A. Beeson, Senior Managing Director



Bank One Trust Company, N.A.
("Subcustodian")



By:   /s/ Steven E. Cutler
   ---------------------------------------------
        Steven E. Cutler, Officer

                                                                       EXHIBIT B

Public Securities Association
40 Broad Street.  New York.  NY 10004-2373
Telephone (212) 809-7000


                        MASTER SECURITIES LOAN AGREEMENT


                                   Dated as of
                                               -----------------

Between:

Bank One Trust Company, NA
--------------------------------------------------
  and


---------------------



       This Agreement sets forth the terms and conditions under which one party ("Lender") may, from time to time, lend to the other party ("Borrower") certain securities against a pledge of collateral. Capitalized terms not otherwise defined herein shall have the meanings provided in Section 26.

       The parties hereto agree as follows:

1.     LOANS OF SECURITIES.

       1.1 Subject to the terms and conditions of this Agreement, Borrower or Lender may, from time to time, orally seek to initiate a transaction in which Lender will lend securities to Borrower. Borrower and Lender shall agree orally on the terms of each Loan, including the issuer of the securities, the amount of securities to be lent, the basis of compensation, and the amount of Collateral to be transferred by Borrower, which terms may be amended during the Loan.

       1.2 Notwithstanding any other provision in this Agreement regarding when a Loan commences, a Loan hereunder shall not occur until the Loaned Securities and the Collateral therefor have been transferred in accordance with Section 16.

       1.3 WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER. IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF

BORROWER'S OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE
LOANED SECURITIES.

2.     TRANSFER OF LOANED SECURITIES.

       2.1 Unless otherwise agreed, Lender shall transfer Loaned Securities to Borrower hereunder on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of the Loan.

       2.2 Unless otherwise agreed, Borrower shall provide Lender, in each Loan in which Lender is a Customer, with a schedule and receipt listing the Loaned Securities. Such schedule and receipt may consist of (a) a schedule provided to Borrower by Lender and executed and returned by Borrower when the Loaned Securities are received, (b) in the case of securities transferred through a Clearing Organization which provides transferors with a notice evidencing such transfer, such notice, or (c) a confirmation or other document provided to Lender by Borrower.

3.     COLLATERAL.

       3.1 Unless otherwise agreed, Borrower shall, prior to or concurrently with the transfer of the Loaned Securities to Borrower, but in no case later than the close of business on the day of such transfer, transfer to Lender Collateral with a market value at least equal to a percentage of the market value of the Loaned Securities agreed to by Borrower and Lender (which shall be not less than 100% of the market value of the Loaned Securities) (the "Margin Percentage").

       3.2 The Collateral transferred by Borrower to Lender, as adjusted pursuant to Section 8, shall be security for Borrower's obligations in respect of such Loan and for any other obligations of Borrower to Lender. Borrower hereby pledges with, assigns to, and grants Lender a continuing first security interest in, and a lien upon, the Collateral, which shall attach upon the transfer of the Loaned Securities by Lender to Borrower and which shall cease upon the transfer of the Loaned Securities by Borrower to Lender. In addition to the rights and remedies given to Lender hereunder, Lender shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code. It is understood that Lender may use or invest the Collateral, if such consists of cash. at its own risk, but that (unless Lender is a Broker-Dealer) Lender shall, during the term of any Loan hereunder, segregate Collateral from all securities or other assets in its possession. Lender may pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer the Collateral, or re-register Collateral evidenced by physical certificates in any name other than Borrower's, only (a) if Lender is Broker-Dealer or (b) in the event of a Default by Borrower. Segregation of Collateral may be accomplished by appropriate identification on the books and records of Lender if it is a "financial intermediary" or a "clearing corporation" within the meaning of the New York Uniform Commercial Code.

       3.3 Except as otherwise provided herein, upon transfer to Lender of the Loaned Securities on the day a Loan is terminated pursuant to Section 5, Lender shall be obligated to transfer the Collateral (as adjusted pursuant to Section
8) to Borrower no later than the Cutoff Time on such day or, if such day is not a day on which a transfer of such Collateral may be effected under Section 16, the next day on which such a transfer may be effected.

       3.4 If Borrower transfers Collateral to Lender, as provided in Section 3.1, and Lender does not transfer the Loaned Securities to Borrower, Borrower shall have the absolute right to the return of the Collateral: and if Lender transfers Loaned Securities to Borrower and Borrower does not transfer Collateral to Lender as provided in Section 3.1, Lender shall have the absolute right to the return of the Loaned Securities.

       3.5 Borrower may, upon reasonable notice to Lender (taking into account all relevant factors, including industry practice, the type of Collateral to be substituted and the applicable method of transfer), substitute Collateral for Collateral securing any Loan or Loans; PROVIDED, HOWEVER, that such substituted Collateral shall (a) consist only of cash, securities or other property that Borrower and Lender agreed would be acceptable Collateral prior to the Loan or Loans and (b) have a market value such that the aggregate market value of such substituted Collateral, together with all other Collateral for Loans in which the party substituting such Collateral is acting as Borrower, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Prior to the expiration of any letter of credit supporting Borrower's obligations hereunder, Borrower shall, no later than the Cutoff Time on the date such letter of credit expires, obtain an extension of the expiration of such letter of credit or replace such letter of credit by providing Lender with a substitute letter of credit in an amount at least equal to the amount of the letter of credit for which it is substituted.

       3.6 Lender acknowledges that, in connection with Loans of Government Securities and as otherwise permitted by applicable law, some securities provided by Borrower as Collateral under this Agreement may not be guaranteed by the United States.

4.     FEES FOR LOAN.

       4.1 Unless otherwise agreed, (a) Borrower agrees to pay Lender a loan fee (a "Loan Fee"), computed daily on each Loan to the extent such Loan is secured by Collateral other than cash, based on the aggregate par value (in the case of Loans of Government Securities) or the aggregate market value (in the case of all other Loans) of the Loaned Securities on the day for which such Loan Fee is being computed, and (b) Lender agrees to pay Borrower a fee or rebate (a "Cash Collateral Fee") on Collateral consisting of cash, computed daily based on the amount of cash held by Lender as Collateral, in the case of each of the Loan Fee and the Cash Collateral Fee at such rates as Borrower and Lender may agree. Except as Borrower and Lender may otherwise agree (in the event that cash Collateral is transferred by clearing house funds or otherwise). Loan Fees shall accrue from and including the date on which the Loaned Securities are transferred to Borrower to, but excluding, the date on which such Loaned Securities are returned to Lender, and Cash Collateral Fees shall accrue from and including the date on which the cash Collateral is transferred to Lender to, but excluding, the date on which such cash Collateral is returned to Borrower.

       4.2 Unless otherwise agreed, any Loan Fee or Cash Collateral Fee payable hereunder shall be payable:

       (a) in the case of any Loan of securities other than Government Securities, upon the earlier of (i) the fifteenth day of the month following the calendar month in which such fee was incurred or
              (ii) the termination of all Loans hereunder (or, if a transfer of cash in accordance with Section 16 may not be effected on such fifteenth day or the day of such termination. as the case may be, the next day on which such a transfer may be effected); and

       (b) in the case of any Loan of Government Securities, upon the termination of such Loan.

Notwithstanding the foregoing, all Loan Fees shall be payable by Borrower immediately in the event of a Default hereunder by Borrower and all Cash Collateral Fees shall be payable immediately by Lender in the event of a Default by Lender.

5. TERMINATION OF THE LOAN. Unless otherwise agreed, (a) Borrower may terminate a Loan on any Business Day by giving notice to Lender and transferring the Loaned Securities to Lender before the Cutoff Time on such Business Day, and (b) Lender may terminate a Loan on a termination date established by notice given to Borrower prior to the close of business on a Business Day. The termination date established by a termination notice given by Lender to Borrower shall be a date no earlier than the standard settlement date for trades of the Loaned Securities entered into on the date of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of Government Securities, the next Business Day following such notice and (ii) in the case of all other securities, the fifth Business Day following such notice. Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender; PROVIDED, HOWEVER, that upon such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 8) to Borrower in accordance with Section 3.3.

6. RIGHTS OF BORROWER IN RESPECT OF THE LOANED SECURITIES. Except as set forth in Sections 7.1 and 7.2 and as otherwise agreed by Borrower and Lender, until Loaned Securities are required to be redelivered to Lender upon termination of a Loan hereunder, Borrower shall have all of the incidents of ownership of the Loaned Securities, including the right to transfer the Loaned Securities to others. Lender hereby waives the right to vote, or to provide any consent or to take any similar action with respect to, the Loaned Securities in the event that the record date or deadline for such vote, consent or other action falls during the term of the Loan.

7.     DIVIDENDS, DISTRIBUTIONS, ETC.

       7.1 Lender shall be entitled to receive all distributions made on or in respect of the Loaned Securities which are not otherwise received by Lender, to the full extent it would be so entitled if the Loaned Securities had not been lent to Borrower, including, but not limited to: (a) cash and all other property, (b) stock dividends, (c) securities received as a result of split ups of the Loaned Securities and distributions in respect thereof, (d) interest payments. and (e) all rights to purchase additional securities.

       7.2 Any cash distributions made on or in respect of the Loaned Securities, which Lender is entitled to receive pursuant to Section 7.1, shall be paid by the transfer of cash to Lender by Borrower, on the date any such distribution is paid. in an amount equal to such cash distribution, so long as Lender is not in Default at the time of such payment. Non-cash distributions received by Borrower shall be added to the Loaned Securities on the date of distribution and shall be considered such for all purposes, except that if the Loan has terminated, Borrower shall forthwith transfer the same to Lender.

       7.3 Borrower shall be entitled to receive all cash distributions made on or in respect of non-cash Collateral which are not otherwise received by Borrower, to the full extent it would be so entitled if the Collateral had not been transferred to Lender. Any distributions of cash made on or in respect of such Collateral which Borrower is entitled to receive hereunder shall be paid by the transfer of cash to Borrower by Lender, on the date any such distribution is paid, in an amount equal to such cash distribution, so long as Borrower is not in Default at the time of such payment.

       7.4 (a) Unless otherwise agreed, if (i) Borrower is required to make a payment (a "Borrower Payment") with respect to cash distributions on Loaned Securities under Sections 7.1 and 7.2 ("Securities Distributions"), or (ii) Lender is required to make a payment (a "Lender Payment") with respect to cash distributions on Collateral under Section 7.3 ("Collateral Distributions"), and
(iii) Borrower or Lender, as the case may be ("Payor"), shall be required by law to collect any withholding or other tax, duty, fee, levy or charge required to be deducted or withheld from such Borrower Payment or Lender Payment ("Tax"), then Payor shall (subject to subsections (b) and (c) below), pay such additional amounts as may be necessary in order that the net amount of the Borrower Payment or Lender Payment received by the Lender or Borrower, as the case may be ("Payee"), after payment of such Tax equals the net amount of the Securities Distribution or Collateral Distribution that would have been received if such Securities Distribution or Collateral Distribution had been paid directly to the Payee.

       (b) No additional amounts shall be payable to a Payee under subsection
(a) above to the extent that Tax would have been imposed on a Securities Distribution or Collateral Distribution paid directly to the Payee.

       (c) No additional amounts shall be payable to a Payee under subsection
(a) above to the extent that such Payee is entitled to an exemption from. or reduction in the rate of, Tax on a Borrower Payment or Lender Payment subject to the provision of a certificate or other documentation, but has failed timely to provide such certificate or other documentation.

       (d) Each party hereto shall be deemed to represent that, as of the commencement of any Loan hereunder, no Tax would be imposed on any cash distribution paid to it with respect to (i) Loaned Securities subject to a Loan in which it is acting as Lender or (ii) Collateral for any Loan in which it is acting as Borrower, unless such party has given notice to the contrary to the other party hereto

(which notice shall specify the rate at which such Tax would be imposed). Each party agrees to notify the other of any change that occurs during the term of a Loan in the rate of any Tax that would be imposed on any such cash distributions payable to it.

       7.5 To the extent that, under the provisions of Sections 7.1 through 7.4
(a) a transfer of cash or other property by Borrower would give rise to a Margin Excess (as defined in Section 8.3 below) or (b) a transfer of cash or other property by Lender would give rise to a Margin Deficit (as defined in Section
8.2 below), Borrower or Lender (as the case may be) shall not be obligated to make such transfer of cash or other property in accordance with such Sections, but shall in lieu of such transfer immediately credit the amounts that would have been transferable under such Sections to the account of Lender or Borrower (as the case may be).

8.     MARK TO MARKET.

       8.1 Borrower shall daily mark to market any Loan hereunder and in the event that at the close of trading on any Business Day the market value of the Collateral for any Loan to Borrower shall be less than 100% of the market value of all the outstanding Loaned Securities subject to such Loan. Borrower shall transfer additional Collateral no later than the close of the next Business Day so that the market value of such additional Collateral, when added to the market value of the other Collateral for such Loan, shall equal 100% of the market value of the Loaned Securities.

       8.2 In addition to any rights of Lender under Section 8.1, in the event that at the close of trading on any Business Day the aggregate market value of all Collateral for Loans by Lender shall be less than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Deficit"), Lender may, by notice to Borrower, demand that Borrower transfer to Lender additional Collateral so that the market value of such additional Collateral, when added to the market value of all other Collateral for such Loans, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed. such transfer is to be made no later than the close of the next Business Day following the day of Lender's notice to Borrower.

       8.3 In the event that at the close of trading on any Business Day the market value of all Collateral for Loans to Borrower shall be greater than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Excess"), Borrower may, by notice to Lender, demand that Lender transfer to Borrower such amount of the Collateral selected by Borrower so that the market value of the Collateral for such Loans, after deduction of such amounts, shall thereupon not exceed the Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer is to be made no later than the close of the next Business Day following the day of Borrower's notice to Lender.

       8.4 Borrower and Lender may agree, with respect to one or more Loans hereunder, to mark the values to market pursuant to Sections 8.2 and 8.3 by separately valuing the Loaned Securities lent and the Collateral given in respect thereof on a Loan-by-Loan basis.

       8.5 Borrower and Lender may agree, with respect to any or all Loans hereunder, that the respective rights of Lender and Borrower under Sections 8.2 and 8.3 may be exercise only where a Margin Excess or Margin Deficit exceeds a specified dollar amount or a specified percentage of the market value of the Loaned Securities under such Loans (which amount or percentage shall be agreed to by Borrower and Lender prior to entering into any such Loans).

9. REPRESENTATIONS. Each party to this Agreement hereby makes the following representations and warranties, which shall continue during the term of any Loan hereunder:

       9.1 Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the Loans contemplated hereby and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Agreement constitutes a legal, valid and binding obligation enforceable against in accordance with its terms.

       9.2 Each party hereto represents and warrants that the execution, delivery and performance by it of this Agreement and each Loan hereunder will at all times comply with all applicable laws and regulations including those of applicable regulatory and self-regulatory organizations.

       9.3 Each party hereto represents and warrants that it has not relied on the other for any tax or accounting advice concerning this Agreement and that it has made its own determination as to the tax and accounting treatment of any Loan and any dividends, remuneration or other funds received hereunder.

       9.4 Borrower represents and warrants that it is acting for its own account. Lender represents and warrants that it is acting for its own account unless it expressly specifies otherwise in writing and complies with Section 10.3(b).

       9.5 Borrower represents and warrants that (a) it has, or will have at the time of transfer of any Collateral, the right to grant a first security interest therein subject to the terms and conditions hereof, and (b) it (or the person to whom it relends the Loaned Securities) is borrowing or will borrow the Loaned Securities (except for Loaned Securities that quality as "exempted securities" under Regulation T of the Board of Governors of the Federal Reserve System) for the purpose of making delivery of such securities in the case of short sales, failure to receive securities required to be delivered, or as otherwise permitted pursuant to Regulation T as in effect from time to time.

       9.6 Lender represents and warrants that it has, or will have at the time of transfer of any Loaned Securities, the right to transfer the Loaned Securities subject to the terms and conditions hereof.

10.    COVENANTS.

       10.1 Each party hereto agrees and acknowledges that (a) each Loan hereunder is a "securities contract," as such term is defined in Section 741(7) of Title 11 of the United States Code (the

"Bankruptcy Code"), (b) each and every transfer of funds, securities and other property under this Agreement and each Loan hereunder is a "settlement payment" or a "margin payment," as such terms are used in Sections 362(b)(6) and 546(e) of the Bankruptcy Code, and (c) the rights given to Borrower and Lender hereunder upon a Default by the other constitute the right to cause the liquidation of a securities contract and the right to set off mutual debts and claims in connection with a securities contract, as such terms are used in Sections 555 and 362(b)(6) of the Bankruptcy Code. Each party hereto further agrees and acknowledges that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Loan hereunder is a "securities contract" and "qualified financial contract," as such terms are defined in the FDIA and any rules, orders or policy statements thereunder.

       10.2 Borrower agrees to be liable as principal with respect to its obligations hereunder.

       10.3 Lender agrees either (a) to be liable as principal with respect to its obligations hereunder or (b) to execute and comply fully with the provisions of Annex I (the terms and conditions of which Annex are incorporated herein and made a part hereof).

       10.4 Promptly upon (and in any event within seven (7) Business Days after) demand by Lender, Borrower shall furnish Lender with Borrower's most recent publicly-available financial statements and any other financial statements mutually agreed upon by Borrower and Lender. Unless otherwise agreed, if Borrower is subject to the requirements of Rule 17a-5(c) under the Exchange Act, it may satisfy the requirements of this Section by furnishing Lender with its most recent statement required to be furnished to customers pursuant to such Rule.

       10.5 Except to the extent required by applicable law or regulation or as otherwise agreed, Borrower and Lender agree that Loans hereunder shall in no event be "exchange contracts" for purposes of the rules of any securities exchange and that Loans hereunder shall not be governed by the buy-in or similar rules of any such exchange, registered national securities or other self-regulatory organization.

       11. EVENTS OF DEFAULT. All Loans hereunder may, at the option of the non-defaulting party exercised by notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an event specified in subsection (e) below), be terminated immediately upon the occurrence of any one or more of the following events (individually, a "Default"):

                (a) if any Loaned Securities shall not be transferred to Lender upon termination of the Loan as required by Section 5:

                (b) if any Collateral shall not be transferred to Borrower upon termination of the Loan as required by Sections 3.3 and 5:

                (c) if either party shall fail to transfer Collateral as required by Section 8;

                (d) if either party (i) shall fail to transfer to the other party amounts in respect of distributions required to be transferred by Section 7, (ii) shall have received notice of such failure from the non-defaulting party, and (iii) shall not have cured such default by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected in accordance with Section 16;

                (e) if (i) either party shall commence as debtor any case or proceeding under any bankruptcy, insolvency. reorganization, liquidation. dissolution or similar law, or seek the appointment of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, (ii) any such case or proceeding shall be commenced against either party, or another shall seek such an appointment, or any application shall be filed against either party for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) either party shall make a general assignment for the benefit of creditors, or (iv) either party shall admit in writing its inability to pay its debts as they become due;

                (f) if either party shall have been suspended or expelled from membership or participation in any national securities exchange or registered national securities association of which it is a member or other self-regulatory organization to whose rules it is subject or if it is suspended from dealing in securities by any federal or state government agency thereof.

                (g) if either party shall have its license, charter, or other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any applicable federal or state government or agency thereof;

                (h) if any representation made by either party in respect of this Agreement or any Loan or Loans hereunder shall be incorrect or untrue in any material respect during the term of any Loan hereunder;

                (i) if either party notifies the other, orally or in writing, of its inability to or its intention not to perform its obligations hereunder or otherwise disaffirms, rejects or repudiates any of its obligations hereunder; or

                (j) if either party (i) shall fail to perform any material obligation under this Agreement not specifically set forth in clauses (a) through (i) above, including but not limited to the payment of fees as required by Section 4, and the payment of transfer taxes as required by Section 14, (ii) shall have received notice of such failure from the non-defaulting party and (iii) shall not have cured such failure by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected under Section 16.

12. LENDER'S REMEDIES. Upon the occurrence of a Default under Section 11 entitling Lender to terminate all Loans hereunder, Lender shall have the right (without further notice to Borrower), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Loaned Securities ("Replacement Securities") in the principal market for such securities in a commercially reasonable manner, (b) to sell any Collateral in the principal market for such Collateral in a commercially reasonable manner and
(c) to apply and set off the Collateral and any proceeds thereof (including any amounts drawn under a letter of credit supporting any Loan) against the payment of the purchase price for such Replacement Securities and any amounts due to Lender under Sections 4, 7, 14 and 17. In the event Lender shall exercise such rights, Borrower's obligation to return a like amount of the Loaned Securities shall terminate. Lender may similarly apply the Collateral and any proceeds thereof to any other obligation of Borrower under this Agreement, including Borrower's obligations with respect to distributions paid to Borrower (and not forwarded to Lender) in respect of Loaned Securities. In the event that (i) the purchase price of Replacement Securities (plus all other amounts, if any, due to Lender hereunder) exceeds (ii) the amount of the Collateral, Borrower shall be liable to Lender for the amount of such excess together with interest thereon at a rate equal to (A) in the case of purchases of Foreign Securities, LIBOR, (B) in the case of purchases of any other securities (or other amounts, if any, due to Lender hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such purchase until the date of payment of such excess. As security for Borrower's obligation to pay such excess, Lender shall have, and Borrower hereby grants, a security interest in any property of Borrower then held by or for Lender and a right of setoff with respect to such property and any other amount payable by Lender to Borrower. The purchase price of Replacement Securities purchased under this Section 12 shall include, and the proceeds of any sale of Collateral shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Lender exercises its rights under this Section 12, Lender may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Securities or selling all or a portion of the Collateral, to be deemed to have made, respectively, such purchase of Replacement Securities or sale of Collateral for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to Section 19, upon the satisfaction of all obligations hereunder, any remaining Collateral shall be returned to Borrower.

13. BORROWER'S REMEDIES. Upon the occurrence of a Default under Section 11 entitling Borrower to terminate all Loans hereunder, Borrower shall have the right (without further notice to Lender), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Collateral ("Replacement Collateral") in the principal market for such Collateral in a commercially reasonable manner, (b) to sell a like amount of the Loaned Securities in the principal market for such securities in a commercially reasonable manner and (c) to apply and set off the Loaned Securities and any proceeds thereof against (i) the payment of the purchase price for such Replacement Collateral (ii) Lender's obligation to return any cash or other Collateral and (iii) any amounts due to Borrower under Sections 4, 7 and 17. In such event, Borrower may treat the Loaned Securities as its own and Lender's obligation to return a like amount of the Collateral shall terminate; PROVIDED, HOWEVER, that Lender shall immediately return any letters of credit supporting any Loan upon the exercise or deemed exercise by Borrower of its termination rights under Section 11. Borrower may similarly apply the Loaned Securities and any proceeds thereof to any other obligation of Lender under this Agreement, including Lender's obligations with respect to distributions paid to Lender (and not forwarded to Borrower) in respect of Collateral. In the event that (i) the sales price received from such Loaned Securities is less than (ii) the purchase price of Replacement Collateral (plus the amount of any cash or other Collateral not replaced by Borrower and all other amounts, if any, due to Borrower hereunder), Lender shall be liable to Borrower for the amount of any such deficiency. together with interest on such amounts at a rate equal to (A) in the case of Collateral consisting of Foreign Securities, LIBOR, (B) in the case of Collateral consisting of any other securities (or other amounts due, if any, to Borrower hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such sale until the date of payment of such deficiency. As security for Lender's obligation to pay such deficiency, Borrower shall have, and Lender hereby grants, a security interest in any property of Lender then held by or for Borrower and a right of setoff with respect to such property and any other amount payable by Borrower to Lender. The purchase price of any Replacement Collateral purchased under this Section 13 shall include, and the proceeds of any sale of Loaned Securities shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Borrower exercises its rights under this Section 13, Borrower may elect in its sole discretion. in lieu of purchasing all or a portion of the Replacement Collateral or selling all or a portion of the Loaned Securities, to be deemed to have made, respectively, such purchase of Replacement Collateral or sale of Loaned Securities for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to Section 19, upon the satisfaction of all Lender's obligations hereunder, any remaining Loaned Securities (or remaining cash proceeds thereof) shall be returned to Lender. Without limiting the foregoing, the parties hereto agree that they intend the Loans hereunder to be loans of securities. If, however, any Loan is deemed to be a loan of money by Borrower to Lender, then Borrower shall have, and Lender shall be deemed to have granted, a security interest in the Loaned Securities and the proceeds thereof.

14. TRANSFER TAXES. All transfer taxes with respect to the transfer of the Loaned Securities by Lender to Borrower and by Borrower to Lender upon termination of the Loan shall be paid by Borrower.

15.    MARKET VALUE.

       15.1 Unless otherwise agreed, if the principal market for the securities to be valued is a national securities exchange in the United States, their market value shall be determined by their last sale price on such exchange on the preceding Business Day or, if there was no sale on that day, by the last sale price on the next preceding Business Day on which there was a sale on such exchange, all as quoted on the Consolidated Tape or, if not quoted on the Consolidated Tape, then as quoted by such exchange.

       15.2 Except as provided in Section 15.3 or 15.4 or as otherwise agreed, if the principal market for the securities to be valued is the over-the-counter market, their market value shall be determined as follows. If the securities are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), their market value shall be the closing sale price on NASDAQ on the preceding Business Day or, if the securities are issues for which last sale prices are not quoted on NASDAQ, the closing bid price on such day. If the securities to be valued are not quoted on NASDAQ, their market value shall be the highest bid quotation as quoted in any of The Wall Street Journal. the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotations sheets of registered market makers and, if necessary, dealers' telephone quotations on the preceding Business Day. In each case, if the relevant quotation did not exist on such day, then the relevant quotation on the next preceding Business Day in which there was such a quotation shall be the market value.

       15.3 Unless otherwise agreed, if the securities to be valued are Government Securities, their market value shall be the average of the bid and ask prices as quoted on Prophesy at 3:30 P.M. New York time on the Business Day preceding the date on which such determination is made. If the securities are not so quoted on such day, their market value shall be determined as of the next preceding Business Day on which they were so quoted. If the securities to be valued are Government Securities that are not quoted on Prophesy, their market value shall be determined as of the close of business on the preceding Business Day in accordance with market practice for such securities.

       15.4 Unless otherwise agreed, if the securities to be valued are Foreign Securities, their market value shall be determined as of the close of business on the preceding Business Day in accordance with market practice in the principal market for such securities.

       15.5 Unless otherwise agreed, the market value of a letter of credit shall be the undrawn amount thereof.

       15.6 All determinations of market value under Sections 15.1, 15.2, 15.3 and 15.4 shall include, where applicable, accrued interest to the extent not already included therein (other than any interest transferred to the other party pursuant to Section 7), unless market practice with respect to the valuation of such securities in connection with securities loans is to the contrary. All determinations of market value that are required to be made at the close of trading on any Business Day pursuant to Section 8 or otherwise hereunder shall be made as if being determined at the commencement of trading on the next Business Day. The determinations of market value provided for in this Section 15 shall apply for all purposes under this Agreement, except for purposes of Sections 12 and 13.

16.    TRANSFERS.

       16.1 All transfers of securities hereunder shall be by (a) physical delivery of certificates representing such securities together with duly executed stock and bond transfer powers, as the case may be, with signatures guaranteed by a bank or a member firm of the New York Stock Exchange, Inc., (b) transfer on the books of a Clearing Organization, or (c) such other means as Borrower and Lender may agree. In every transfer of securities hereunder, the transferor shall take all steps necessary (i) to effect a "transfer" under
Section 8-313 of the New York Uniform Commercial Code or, where applicable, under any U.S. federal regulation governing transfers of securities and (ii) to provide the transferee with comparable rights under any applicable foreign law or regulation.

       16.2 All transfers of cash Collateral hereunder shall be by (a) wire transfer in immediately available, freely transferable funds or (b) such other means as Borrower and Lender may agree. All other transfers of cash hereunder shall be made in accordance with the preceding sentence or by delivery of a certified or official bank check representing next-day New York Clearing House Funds.

       16.3 All transfers of a letter of credit from Borrower to Lender shall be made by physical delivery to Lender of an irrevocable letter of credit issued by a 'bank' as defined in Section 3(a)(6)(A)-(C) of the Exchange Act. Transfer of a letter of credit from Lender to Borrower shall be made by causing such letter of credit to be returned or by causing the amount of such letter of credit to be reduced to the amount required after such transfer.

       16.4 A transfer of securities, cash or letters of credit may be effected under this Section 16 on any day except (a) a day on which the transferee is closed for business at its address set forth in Schedule A hereto or (b) a day on which a Clearing Organization or wire transfer system is closed, if the facilities of such Clearing Organization or wire transfer system are required to effect such transfer.

17.    CONTRACTUAL CURRENCY.

       17.1 Borrower and Lender agree that: (a) any payment in respect of a distribution under Section 7 shall be made in the currency in which the underlying distribution of cash was made; (b) any return of cash shall be made in the currency in which the underlying transfer of cash was made and (c) any other payment of cash in connection with a Loan under this Agreement shall be in the currency agreed upon by Borrower and Lender in connection with such Loan (the currency established under clause (a), (b) or (c) hereinafter referred to as the "Contractual Currency"). Notwithstanding the foregoing, the payee of any such payment may, at its option, accept tender thereof in any other currency; PROVIDED, HOWEVER, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharged only to the extent of the amount of Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) on the banking day next succeeding its receipt of such currency.

       17.2 If for any reason the amount in the Contractual Currency received under Section 17.1, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will (unless a Default has occurred and such party is the non-defaulting party) as a separate and independent obligation and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

       17.3 If for any reason the amount in the Contractual Currency received under Section 17.1 exceeds the amount in the Contractual Currency due in respect of this Agreement, then the party receiving the payment will (unless a Default has occurred and such party is the non-defaulting party) refund promptly the amount of such excess.

18. ERISA. Lender shall, if any of the securities transferred to the Borrower hereunder for any Loan have been or shall be obtained, directly or indirectly, from or using the assets of any Plan, so notify Borrower in writing upon the execution of the Agreement or upon initiation of such Loan under Section 1.1. If Lender so notifies Borrower, then Borrower and Lender shall conduct the Loan in accordance with the terms and conditions of Department of Labor Prohibited Transaction Exemption 81-6 (46 Fed. Reg. 7527, Jan. 23, 1981; as amended, 52 Fed. Reg. 18754, May 19, 1987), or any successor thereto (unless Borrower and Lender have agreed prior to entering into a Loan that such Loan will be conducted in reliance on another exemption, or without relying on any exemption, from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended). Without limiting the foregoing and notwithstanding any other provision of this Agreement, if the Loan will be conducted in accordance with Prohibited Transaction Exemption 81- 6, then:

              (a) Borrower represents and warrants to Lender that it is either (i) a bank subject to federal or state supervision,
                     (ii) a broker-dealer registered under the Exchange Act or
                     (iii) exempt from registration under Section 15(a)(1) of the Exchange Act as a dealer in Government Securities.

              (b) Borrower represents and warrants that, during the term of any Loan hereunder, neither Borrower nor any affiliate of Borrower has any discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or renders investment advice (within the meaning of 29 C.F.R. Section 2510.3-21(c)) with respect to the assets of the Plan involved in the Loan. Lender agrees that, prior to or at the commencement of any Loan hereunder, it will communicate to Borrower information regarding the Plan sufficient to identify to Borrower any person or persons that have discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or that render investment advice (as defined in the preceding sentence) with respect to the assets of the Plan involved in the Loan. In the event Lender fails to communicate and keep current during the term of any Loan such information.

                      Lender rather than Borrower shall be deemed to have made the representation and warranty in the first sentence of this clause (b).

                (c) Borrower and Lender agree that:

                    (i) the term "Collateral" shall mean cash, securities issued or guaranteed by the United States government or its agencies or instrumentalities, or irrevocable bank letters of credit issued by a person other than Borrower or an affiliate thereof:

                    (ii) prior to the making of any Loans hereunder, Borrower shall provide Lender with (A) the most recent available audited statement of Borrower's financial condition and (B) the most recent available unaudited statement of Borrower's financial condition (if more recent than the most recent audited statement), and each Loan made hereunder shall be deemed a representation by Borrower that there has been no material adverse change in Borrower's financial condition subsequent to the date of the latest financial statements or information furnished in accordance herewith;

                    (iii) the Loan may be terminated by Lender at any time. whereupon Borrower shall deliver the Loaned Securities to Lender within the lesser of (A) the customary delivery period for such securities: (B) five Business Days and (c) the time negotiated for such delivery between Borrower and Lender: PROVIDED, HOWEVER, that Borrower and Lender may agree to a longer period only if permitted by Prohibited Transaction Exemption 81-6; and

                    (iv) the Collateral transferred shall be security only for obligations of Borrower to the Plan with respect to Loans, and shall not be security for any obligation of Borrower to any agent or affiliate of the Plan.

19. SINGLE AGREEMENT. Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder constitute a single business and contractual relationship and have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that payments, deliveries and other transfers made by either of them in respect of any Loan shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Loan hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. In addition, Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that (a) each shall perform all of its obligations in respect of each Loan hereunder, and that a default in the performance of any such obligation by Borrower or by Lender (the "Defaulting Party") in any Loan hereunder shall constitute a default by the Defaulting Party under all such Loans hereunder, and (b) the non-defaulting party shall be entitled to set off claims and apply property held by it in respect of any Loan hereunder against obligations owing to it in respect of any other Loan with the Defaulting Party.

20. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

21. WAIVER. The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a Default must be in writing.

22. REMEDIES. All remedies hereunder and all obligations with respect to any Loan shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.

23. NOTICES AND OTHER COMMUNICATIONS. Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Schedule A attached hereto. All notices shall be effective upon actual receipt, PROVIDED, HOWEVER, that if any notice shall be received by a party on a day on which such party is not open for business at its office located at the address set forth in Schedule A, such notice shall be deemed to have been received by such party at the opening of business on the next day on which such party is open for business at such address.

24. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

       24.1 EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN HEREUNDER AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE.

       24.2 EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

25. MISCELLANEOUS. This Agreement supersedes any other agreement between the parties hereto concerning loans of securities between Borrower and Lender. This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall ensure to the benefit of Borrower and Lender and their respective heirs, representatives, successors and assigns. This Agreement may be terminated by either party upon written notice to the other, subject only to fulfillment of any obligations then outstanding. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought. The parties hereto acknowledge and agree that. in connection with this Agreement and each Loan hereunder, time is of the essence. Each provision and agreement herein shall be treated as separate and independent from any other provision herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

26. DEFINITIONS. For the purposes hereof:

       26.1 "Broker-Dealer" shall mean any person that is a broker (including a municipal securities broker), dealer, municipal securities dealer, government securities broker or government securities dealer as defined in the Exchange Act, regardless of whether the activities of such person are conducted in the United States or otherwise require such person to register with the Securities and Exchange Commission or other regulatory body.

       26.2 "Business Day" shall mean, with respect to any Loan hereunder, a day on which regular trading occurs in the principal market for the Loaned Securities subject to such Loan, PROVIDED, HOWEVER, that for purposes of Section 15, such term shall mean a day on which regular trading occurs in the principal market for the securities whose value is being determined. Notwithstanding the foregoing, (i) for purposes of Section 8, "Business Day" shall mean any day on which regular trading occurs in the principal market for any Loaned Securities or for any securities Collateral under any outstanding Loan hereunder and "next Business Day" shall mean the next day on which a transfer of Collateral may be effected in accordance with Section 16; and (ii) in no event shall a Saturday or Sunday be considered a Business Day.

       26.3 "Clearing Organization" shall mean The Depository Trust Company, or, if agreed to by Borrower and Lender, such other clearing agency at which Borrower (or Borrower's agent) and Lender (or Lender's agent) maintain accounts, or a book-entry system maintained by a Federal Reserve Bank.

       26.4 "Collateral" shall mean, whether now owned or hereafter acquired and to the extent permitted by applicable law, (a) any property which Borrower and Lender agree shall be acceptable collateral prior to the Loan and which is transferred to Lender pursuant to Section 3 or 8 (including as collateral, for definitional purposes, any letters of credit mutually acceptable to Lender and Borrower), (b) any property substituted therefor pursuant to Section 3.5, (c) all accounts in which such property is deposited and all securities and the like in which any cash collateral is invested or reinvested, and (d) any proceeds of any of the foregoing. For purposes of return of Collateral by Lender or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Collateral initially transferred by Borrower to Lender.

       26.5 "Customer" shall mean any person that is a customer of Borrower under Rule 15c3-3 under the Exchange Act or any comparable regulation of the Secretary of the Treasury under Section 15C of the Exchange Act (to the extent that Borrower is subject to such Rule or comparable regulation).

       26.6 "Cutoff Time" shall mean a time on a Business Day by which a transfer of cash, securities or other property must be made by Borrower or Lender to the other, as shall be agreed by Borrower and Lender in Schedule B or otherwise orally or in writing or, in the absence of any such agreement, as shall be determined in accordance with market practice.

       26.7 "Default" shall have the meaning assigned in Section 11.

       26.8 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       26.9 "Federal Funds Rate" shall mean the rate of interest (expressed as an annual rate), as published in Federal Reserve Statistical Release H.15(519) or any publication substituted therefor, charged for federal funds (dollars in immediately available funds borrowed by banks on an overnight unsecured basis) on that day or, if that day is not a banking day in New York City, on the next preceding banking day.

       26.10 "Foreign Securities" shall mean, unless otherwise agreed, securities that are principally cleared and settled outside the United States.

       26.11 "Government Securities" shall mean government securities as defined in Section 3(a)(42)(A)-(C) of the Exchange Act.

       26.12 "LIBOR" shall mean for any date, the offered rate for deposits in U.S. dollars for a period of three months which appears on the Reuters Screen LIBO page as of 11:00 A.M., London time, on such date (or, if at least two such rates appear, the arithmetic mean of such rates).

       26.13 "Loan" shall mean a loan of securities hereunder.

       26.14 "Loaned Security" shall mean any security which is a security as defined in the Exchange Act, transferred in a Loan hereunder until such security (or an identical security) is transferred back to Lender hereunder, except that, if any new or different security shall be exchanged for any Loaned Security by recapitalization, merger, consolidation or other corporate action, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange is made. For purposes of return of Loaned Securities by Borrower or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Loaned Securities, as adjusted pursuant to the preceding sentence.

       26.15 "Plan" shall mean (a) any "employee benefit plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to Part 4 of Subtitle B of Title I of such Act: (b) any "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986: or (c) any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the Department of Labor's plan asset regulation, 29 C.F.R. Section 2510.3-101.

Bank One Trust Company, NA

By:
       -----------------------------------------
Title:
       -----------------------------------------
Date:
       -----------------------------------------

By:
       -----------------------------------------
Title:
       -----------------------------------------
Date:
       -----------------------------------------

                                     ANNEX I
LENDER ACTING AS AGENT

         This Annex sets forth the terms and conditions governing all transactions in which a party lending securities ("Agent") in a Loan is acting as agent for one or more third parties (each a "Principal"). Unless otherwise defined. capitalized terms used in this Annex shall have the meanings assigned in the Securities Loan Agreement of which it forms a part (such agreement, together with this Annex and any other schedules or exhibits, referred to as the "Agreement") and. unless otherwise specified, all section references herein are intended to refer to sections of such Securities Loan Agreement.

         1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties set forth in Section 9 of the Agreement. Agent hereby makes the following representations and warranties, which shall continue during the term of any Loan: Principal has duly authorized Agent to execute and deliver the Agreement on its behalf, has the power to so authorize Agent and to enter into the Loans contemplated by the Agreement and to perform the obligations of Lender under such Loans, and has taken all necessary action to authorize such execution and delivery by Agent and such performance by it.

         2. IDENTIFICATION OF PRINCIPALS. Agent agrees (a) to provide Borrower prior to any Loan under the Agreement with a written list of Principals for which it intends to act as Agent (which list may be amended in writing from time to time with the consent of Borrower), and (b) to provide Borrower, before the close of business on the next Business Day after orally agreeing to enter into a Loan, with notice of the specific Principal or Principals for whom it is acting in connection with such Loan. If (i) Agent fails to identify such Principal or Principals prior to the close of business on such next Business Day or (ii) Borrower shall determine in its sole discretion that any Principal or Principals identified by Agent are not acceptable to it, Borrower may reject and rescind any Loan with such Principal or Principals, return to Agent any Loaned Securities previously transferred to Borrower and refuse any further performance under such Loan, and Agent shall immediately return to Borrower any Collateral previously transferred to Agent in connection with such Loan; PROVIDED, HOWEVER, that (A) Borrower shall promptly (and in any event within one Business Day) notify Agent of its determination to reject and rescind such Loan and (B) to the extent that any performance was rendered by any party under any Loan rejected by Borrower, such party shall remain entitled to any fees or other amounts that would have been payable to it with respect to such performance if such Loan had not been rejected. Borrower acknowledges that Agent shall not have any obligation to provide it with confidential information regarding the financial status of its Principals; Agent agrees, however, that it will assist Borrower in obtaining from Agent's Principals such information regarding the financial status of such Principals as Borrower may reasonably request.

         3. LIMITATION OF AGENT'S LIABILITY. The parties expressly acknowledge that if the representations and warranties of Agent under the Agreement, including this Annex. are true and correct in all material respects during the term of any Loan and Agent otherwise complies with the provisions of this Annex, then (a) Agent's obligations under the Agreement shall not include a guarantee of performance by its Principal or Principals and (b) Borrower's remedies shall not include a right of setoff against obligations, if any, of Agent arising in other transactions in which Agent is acting as principal.

         4.     MULTIPLE PRINCIPALS.

         (a) In the event that Agent proposes to act for more than one Principal hereunder, Borrower and Agent shall elect whether (i) to treat Loans under this Agreement as transactions entered into on behalf of separate Principals or (ii) to aggregate such Loans as if they were transactions by a single Principal. Failure to make such an election in writing shall be deemed an election to treat Loans under this Agreement as transactions on behalf of separate Principals.

         (b) In the event that Borrower and Agent elect (or are deemed to elect) to treat Loans under the Agreement as transactions on behalf of separate Principals, the parties agree that (i) Agent will provide Borrower, together with the notice described in Section 2(b) of this Annex, notice specifying the portion of each Loan allocable to the account of each of the Principals for which it is acting (to the extent that any such Loan is allocable to the account of more than one Principal); (ii) the portion of any individual Loan allocable to each Principal shall be deemed a separate Loan under the Agreement; (iii) the mark to market obligations of Borrower and Lender under Section 8 of the Agreement shall be determined on a Loan-by-Loan basis (unless the parties agree to determine such obligations on a Principal-by-Principal basis), and (iv) Borrower's and Lender's remedies under the Agreement upon the occurrence of a Default shall be determined as if Agent had entered into a separate Agreement with Borrower on behalf of each of its Principals.

         (c) In the event that Borrower and Agent elect to treat Loans under this Agreement as if they were transactions by a single Principal, the parties agree that (i) Agent's notice under Section 2(b) of this Annex need only identify the names of its Principals but not the portion of each Loan allocable to each Principal's account: (ii) the mark to market obligations of Borrower and Lender under Section 8 shall, subject to any greater requirement imposed by applicable law, be determined on an aggregate basis for all Loans entered into by Agent on behalf of any Principal; and (iii) Borrower's and Lender's remedies upon the occurrence of a Default shall be determined as if all Principals were a single Lender.

         (d) Notwithstanding any other provision of the Agreement (including without limitation this Annex), the parties agree that any transactions by Agent on behalf of a Plan shall be treated as transactions on behalf of separate Principals in accordance with Section 4(b) of this Annex (and all mark to market obligations of the parties shall be determined on a Loan-by-Loan basis).

         5. INTERPRETATION OF TERMS. All references to "Lender" in the Agreement shall, subject to the provisions of this Annex (including among other provisions the limitations on Agent's liability in Section 3 of this Annex), be construed to reflect that (i) each Principal shall have, in connection with any Loan or Loans entered into by Agent on its behalf, the rights, responsibilities, privileges and obligations of a "Lender" directly entering into such Loan or Loans with Borrower under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole agent for performance of Lender's obligations to Borrower and for receipt of performance by Borrower of its obligations to Lender in connection with any Loan or Loans under the Agreement (including, among other things, as agent for each Principal in connection with transfers of securities, cash or other property and as agent for giving and receiving all notices under the Agreement). Both Agent and its Principal or Principals shall be deemed "parties" to the Agreement and all references to a "party" or "either party" in the Agreement shall be deemed revised and accordingly (and any Default by Agent under paragraph (e) or any other applicable provision of Section 11 shall be deemed a Default by Lender).



Bank One Trust Company, NA

By:
    --------------------------
Title:
    --------------------------
Date:
    --------------------------

By:
    --------------------------
Title:
    --------------------------
Date:
    --------------------------

                                   SCHEDULE A

                     NAMES AND ADDRESSES FOR COMMUNICATIONS


IF TO LENDER:            Bank One Trust Company, N. A.
                         Attn: Securities Lending
                         1111  Polaris Parkway
                         Columbus, OH 43240

                         or, if by postal service,

                         P.O. Box 710211
                         Columbus, OH 43271-0211



IF TO BORROWER:

                               AMENDMENT TO MASTER
                            SECURITIES LOAN AGREEMENT



This Amendment to the Master Securities Loan Agreement (the "Agreement") is entered into by and between BANK ONE TRUST COMPANY, N. A. in its capacity as agent for its customers and not individually (the "Lender") and _______________________ (the "Borrower") who hereby agree to amend the Agreement as follows:

1. Section 3.1 of the Agreement is hereby deleted in its entirety and the following is substituted in its place:

         3.1 Unless otherwise agreed, Borrower shall, prior to the transfer of the Loaned Securities to Borrower, but in no case later than the close of business on the day that such transfer is to occur, transfer to Lender Collateral with a market value at least equal to a percentage of the market value of the Loaned Securities agreed to by Borrower and Lender (which shall be not less than 105% of the market value of the Loaned Securities if the Loaned Securities are Foreign Securities and 102% of the market value of the Loaned Securities if the Loaned Securities are securities other than Foreign Securities) (the "Margin Percentage").

2. Section 3.6 is hereby deleted in its entirety and the following new section
3.6 is substituted in its place:

         3.6 Except as otherwise provided in an agreement entered into by Borrower and Lender pursuant to Section 1.1 or Section 3.5(b), Lender acknowledges that, in connection with Loans of Government Securities and as otherwise permitted by applicable law, some securities provided by Borrower as Collateral under this Agreement may not be guaranteed by the United States.

         3. Section 5 is hereby deleted in its entirety and the following new
         Section 5 is substituted in its place:

         5. TERMINATION OF THE LOAN. Unless otherwise agreed, (a) Borrower may terminate a loan on any Business Day by giving notice to Lender prior to 10:00 a.m. in the case of government securities and prior to 11:30 a.m. in the case of all other securities on such Business Day and transferring the Loaned Securities to Lender before the Cutoff Time on such Business Day, and (b) Lender may terminate a loan on a termination date established by a notice given by Lender Borrower prior to the close of business on a Business Day. The termination date established by a termination notice given by Lender to Borrower shall be a date no earlier than the standard settlement date for trades of the Loaned Securities entered into on the date of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of government securities, the next Business Day following such notice, (ii) in the case of Foreign Securities, the fifth Business Day following such notice, and (iii) in the case of all other securities, the third Business Day following such notice. Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender, provided, however, that after such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 8) to Borrower in accordance with Section 3.3

4. Section 8.1 is hereby deleted in its entirety and substituting the following is substituted in its place:

         8.1 Borrower shall daily mark to market any Loan hereunder and in the event that at the close of trading on any Business Day the market value of the Collateral for any Loan to Borrower shall be less than: (i) 102% of the market value of all the outstanding Loaned Securities which are Foreign Securities subject to such Loan, and (ii) 100% of the market value of all the outstanding Loaned Securities other than Foreign Securities subject to such Loan, Borrower shall transfer additional Collateral no later than the close of the next Business Day so that the market value of such additional Collateral, when added to the market value of the other Collateral for such Loan, shall equal: (i) 105% of the market value of the Loaned Securities if the Loaned Securities are Foreign Securities, and (ii) 102% of the market value of the Loaned Securities if the Loaned Securities are not Foreign Securities.

5. Section 15.3 is hereby amended by deleting the references to "Prophesy" and replacing them with "Bloomberg."

6. Section 24.1 is hereby amended by deleting the reference to "New York" and replacing it with "Ohio" and by deleting the reference to "New York City" and replacing it with "Columbus, Ohio."

7. The second sentence of Section 25 is hereby deleted it is entirety and the following new sentence is substituted in its place:

         This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void except that Lender may assign this Agreement to another affiliate of BANC ONE CORPORATION in its capacity as agent for its customers and not individually without the consent of the Borrower.

8. Section 26.2 shall be deleted in its entirety and the following shall be substituted in its place:

         26.2 "Business Day" shall mean, with respect to any Loan hereunder, a day on which regular trading occurs in the principal market for the Loaned Securities subject to such Loan, PROVIDED, HOWEVER that for purpose of Section 15, such term shall mean a day on which regular trading occurs in the principal market for the securities whose value is being determined. Notwithstanding the foregoing, (i) if the securities are Foreign Securities, "Business Day" shall in no event include a day on which the Lender or its agent are not open for business; (ii) in no event shall a Saturday or Sunday be considered a Business Day; and

         (iii) subject to sections (i) and (ii) above, for purposes of Section 8, "Business Day" shall mean any day on which regular trading occurs in the principal market for any Loaned Securities or for any securities Collateral under any outstanding Loan hereunder and subject to sections
         (i) and (ii) above, "next Business Day" shall mean the next day on which a transfer of Collateral may be effected in accordance with
         Section 16.

9. Section 26.6 is hereby deleted in entirety and the following new Section 26.6 is substituted in its place:

         "Cutoff Time" shall mean a time on a Business Day by which transfer of cash, securities or other property must be made by Borrower or Lender to the other, which for loans of government securities, shall mean the official Fed wire dealer close on the termination date and which for loans of all other securities, shall mean the close of the appropriate depository on the termination date or such other times as shall be agreed upon by Borrower and Lender orally or in writing.

10. The Agreement as amended by this Amendment constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto with respect to such transactions. The headings in this Amendment are for convenience only and shall not be used in construing this Amendment.


IN WITNESS WHEREOF, this Amendment to the Agreement is executed by Bank One Trust Company, N. A. in its capacity as agent for its Customers and not individually and _________________________________________________.



BANK ONE TRUST COMPANY, N. A.
AS AGENT FOR ITS CUSTOMERS AND
NOT INDIVIDUALLY                        ---------------------------------


BY:                                    BY:
   -----------------------------            -----------------------------

                          SECURITIES LENDING AGREEMENT
                                    EXHIBIT C

APPROVED BORROWERS
ABN/AMRO Chicago Corporation
Alpine Associates
BT Securities Corporation/Bankers Trust Company
Banc One Capital Markets
Barclays Capital Inc./Barclays Bank PLC
Bear Stearns & Co., Inc./Bear Stearns Securities Corporation
CIBC Oppenheimer Corp.
Chase Securities, Inc.
Credit Suisse First Boston Corporation
Dean Witter Reynolds, Inc.
Deutsche Morgan Grenfell
Donaldson, Lufkin & Jenrette Securities Corp.
Dresdner Securities (USA) Inc.
E. D. & F. Man International
First Options of Chicago
Fuji Securities Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
Gruntal & Co.
HSBC Securities, Inc.
LIT Clearing Services
Aubrey G. Lanston & Co. Inc.
Lehman Brothers Inc.
Lipco Partners, L. P.
Maple Partners U. S.A., Inc. (formerly First Marathon America Inc.) Merrill Lynch, Pierce, Fenner & Smith, Inc./Merrill Lynch Government
  Securities Inc.
J. P. Morgan Securities Inc.
Morgan Stanley & Co./MS Securities Services
NationsBanc Montgomery Securities, Inc.
Nesbitt Burns Securities Inc.
Nomura Securities International, Inc.
PaineWebber, Inc.
Paloma Securities, L. P.
Paribas Corporation
Pax Clearing Corporation
Prudential Securities, Inc.
Raymond James & Associates
SBC Warburg Dillon Read, Inc.
Salomon Brothers, Inc.
Sanwa Securities (USA) Co. L. P.

Schroder & Co.
Scotia Capital Markets (USA) Inc.
Smith Barney Inc.
Societe Generale Securities Corporation
Spear, Leeds & Kellogg
Tokyo-Mitsubishi Securities (USA), Inc.
U. S. Clearing Corp.
UBS Securities Inc.
Wheat First Securities
Zions First National Bank

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                              GOVERNMENT BOND FUND


When securities are loaned pursuant to the Securities Lending Agreement dated June 15, 1998, between THE ONE GROUP INVESTMENT TRUST (the "Lender"), Banc One Investment Advisors Corporation (the "ADVISOR") AND BANK ONE TRUST COMPANY, N.
A. (THE "SUBCUSTODIAN") the Lender instructs as follows:

1. TYPES OF COLLATERAL. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

         |X|      Cash

         |X| Securities issued or guaranteed by the United States Government or its agencies

         |X|      A letter or letters of credit

2. INVESTMENT OF CASH COLLATERAL. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

         A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

                  [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.


                  [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

         B. Loan participation certificates of corporations whose:

                  [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.


                  [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

         C.       [ ]    Short term obligations of banks, including, but not
                         limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

         D.       [X]    Short term obligations of the United States Government
                         or its agencies.

         E.       [X]    Repurchase agreements collateralized by securities
                         issued or guaranteed by the United States Government or its agencies.

         F.       [X]    Money market mutual funds or other securities of
                         any open-end or closed-end investment company or investment trust registered under the Investment
                         Company Act of 1940, as amended, which invest solely in securities issued or guaranteed by the United States
                         Government or its agencies and repurchase agreements collateralized by such securities.

         G.       [ ]    Collective short-term investment funds organized
                         and operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. MATURITY OF COLLATERAL INVESTMENTS. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 90 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months in the case of fixed rate investments and 36 months in the case of floating rate investments. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 90 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice, (2) the number of days remaining to the next reset date in the case of floating rate securities, (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

                  [X] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

                  [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                             THE ONE GROUP INVESTMENT TRUST
                             ("Lender")

                             By: /s/ JAMES F. LAIRD, JR.
                               --------------------------------------------
                                   James F. Laird, Jr., President

                              BANC ONE INVESTMENT ADVISORS CORPORATION
                             ("Adviser")

                             By: /s/ MARK A. BEESON
                               --------------------------------------------
                                   Mark A. Beeson, Senior Managing Director

                             BANK ONE TRUST COMPANY, N. A.
                             ("Subcustodian")

                             By: /s/ STEVEN E. CUTLER
                               --------------------------------------------
                                   Steven E. Cutler, Officer

                          SECURITIES LENDING AGREEMENT
                                    EXHIBIT D
                              ASSET ALLOCATION FUND
                                EQUITY INDEX FUND
                            GROWTH OPPORTUNITIES FUND
                            LARGE COMPANY GROWTH FUND


When securities are loaned pursuant to the Securities Lending Agreement dated June 15, 1998, between THE ONE GROUP INVESTMENT TRUST (THE "LENDER"), BANC ONE INVESTMENT ADVISORS CORPORATION (THE "ADVISER") AND BANK ONE TRUST COMPANY, N.
A. (THE "SUBCUSTODIAN"), the Lender instructs as follows:

1. TYPES OF COLLATERAL. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

         [X]      Cash

         [X] Securities issued or guaranteed by the United States Government or its agencies

         [X]      A letter or letters of credit

2. INVESTMENT OF CASH COLLATERAL. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

         A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

                  [X] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

                  [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

         B. Loan participation certificates of corporations whose:

                  [X] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

                  [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

         C.       [X]      Short term obligations of banks, including, but
                           not limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

         D.       [X]      Short term obligations of the United States
                           Government or its agencies.

         E.       [X]      Repurchase agreements.

         F.       [ ]      Money market mutual funds or other securities of
                           any open-end or closed-end investment company or investment trust registered under the Investment
                           Company Act of 1940, as amended.

         G.       [ ]      Collective short-term investment funds organized
                           and operated by the Adviser or its affiliates for Employee Benefit Trusts only.

        3. MATURITY OF COLLATERAL INVESTMENTS. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 90 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months in the case of fixed rate investments and 36 months in the case of floating rate investments. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 90 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice, (2) the number of days remaining to the next reset date in the case of floating rate securities, (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

                  [X] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

                  [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.

                          THE ONE GROUP INVESTMENT TRUST
                          ("Lender")

                          By:    /s/ JAMES F. LAIRD, JR.
                             ---------------------------------------------
                               James F. Laird, Jr., President

                          BANC ONE INVESTMENT ADVISORS CORPORATION
                          ("Adviser")

                          By:    /s/ MARK A. BEESON
                             ---------------------------------------------
                          Mark A. Beeson, Senior Managing Director

                          BANK ONE TRUST COMPANY, N. A. ("Subcustodian")


                          By:    /s/ STEVEN E. CUTLER
                             ---------------------------------------------
                               Steven E. Cutler, Officer

                          SECURITIES LENDING AGREEMENT
                                    EXHIBIT E

                                SCHEDULE OF FEES

U. S.  GOVERNMENT AND AGENCY SECURITIES

The subcustodian shall be paid a fee of 5 basis points, calculated on an annual basis and accrued daily, based upon the value of collateral received from the Borrower for each loan under this Agreement.


EQUITIES AND CORPORATE BONDS

The subcustodian shall be paid a fee of 10 basis points, calculated on an annual basis and accrued daily, based upon the value of collateral received from the Borrower for each loan under this Agreement.

                                    EXHIBIT F
                         APPROVED LETTER OF CREDIT BANKS

  MMF DOMESTIC BANK APPROVED LIST

---------------------------------------------------------------------------------------------------------------------------

CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
                   None   American National Bank & Trust Company of Chicago    GTD     First Chicago NBD Corp
---------------------------------------------------------------------------------------------------------------------------

211135             None   Bank of America Illinois                             GTD     Bankamerica Corporation

080492             None   Bank of America National Trust & SA                  GTD     Bankamerica Corporation

---------------------------------------------------------------------------------------------------------------------------

                   None   Bank of America NW                                   GTD     Bankamerica Corporation

                   None   Bank of New York                                     GTD     Bank of New York Company, Inc. (The)

060579             None   Bank of New York Company, Inc. (The)                 STD     Bank of New York Company, Inc. (The)

066050             None   Bankamerica Corporation                              STD     Bankamerica Corporation

066337             None   Bankers Trust Company                                GTD     Bankers Trust New York Corp

066365             None   Bankers Trust New York Corp                          STD     Bankers Trust New York Corp

                   None   Barnett Bank NA                                      GTD     Barnett Banks Inc.

088055             None   Barnett Banks Inc.                                   STD     Barnett Banks Inc.

                   None   Branch Banking and Trust Company BB&T                GTD     Southern National Corp

                   None   Chase Manhattan Bank NA                              GTD     Chase Manhattan Corporation

181610             None   Chase Manhattan Corporation                          STD     Chase Manhattan Corporation

172905             None   Citibank (New York State)                            GTD     Citicorp

                   None   Citibank (South Dakota) NA                           GTD     Citicorp

                   None   Citibank NA                                          GTD     Citicorp

173034             None   Citicorp                                             STD     Citicorp

---------------------------------------------------------------------------------------------------------------------------

200339             None   Comerica Bank-Detroit                                GTD     Comerica Incorporated

200340             None   Comerica Incorporated                                STD     Comerica Incorporated

                   None   Corestastes Bank DEL NA                              GTD     CoreStates Financial Corp

                   None   CoreStates Bank, NA                                  GTD     CoreStates Financial Corp

218695             None   CoreStates Financial Corp                            STD     CoreStates Financial Corp

-------------------------------------------------------------------------------------------------------------------

Thursday, April 09, 1998

------------------------------------------------------------------------------------------------------------------------------------

CUSIP    PROGRAM   REST.  ISSUER                                               INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
                   None   American National Bank & Trust Company of Chicago    Banking    A-l+   NR     NR      F-1+   NR    Al
------------------------------------------------------------------------------------------------------------------------------------

211135             None   Bank of America Illinois                             Banking    A-l+   NR     D-1+    F-1+   NR    Al+

080492             None   Bank of America National Trust & SA                  Banking    A-1 +  NR     D-l+    F-1+   NR    Al+

------------------------------------------------------------------------------------------------------------------------------------

                   None   Bank of America NW                                   Banking    NR     NR     NR      NR     NR    NR

                   None   Bank of New York                                     Banking    A-1+   NR     D-1     F-l+   T-1   Al+

060579             None   Bank of New York Company, Inc. (The)                 BHC        A-1    P-1    D-1     F-1    T-1   Al+

066050             None   Bankamerica Corporation                              BHC        A-1    P-1    D-1     F-1+   T-1   Al+

066337             None   Bankers Trust Company                                Banking    A-1    NR     D-1     NR     T-1   Al+

066365             None   Bankers Trust New York Corp                          BHC        A-1    P-1    D-1     F-1 +  T-1   Al

                   None   Barnett Bank NA                                      Banking    A-1    NR     D-1     NR     NR    NR

088055             None   Barnett Banks Inc.                                   BHC        A-2    P-1    D-1     NR     T-1   Al

                   None   Branch Banking and Trust Company BB&T                Banking    A-2    P-1    NR      NR     T-1   NR

                   None   Chase Manhattan Bank NA                              Banking    NR     NR     D-l+           NR    Al+

181610             None   Chase Manhattan Corporation                          BHC        A-1    P-1    D-1     F-1    T-1   Al

172905             None   Citibank (New York State)                            Banking    A-l+   NR     NR      NR     NR    NR

                   None   Citibank (South Dakota) NA                           Banking    A-l+   NR     NR      NR     NR    NR

                   None   Citibank NA                                          Banking    A-1+   NR     D-1+    F-l+   NR    Al+

173034             None   Citicorp                                             BHC        A-1    P-1    0-1     F-1+   T-1   Al+

-----------------------------------------------------------------------------------------------------------------------------------

200339             None   Comerica Bank-Detroit                                Banking    A-1    NR     D-l+    NR     NR    Al

200340             None   Comerica Incorporated                                BHC        NR     NR     D-1     NR     T-1   Al

                   None   Corestastes Bank DEL NA                              Banking    NR     NR     NR      NR     NR    NR

                   None   CoreStates Bank, NA                                  Banking    A-1    NR     D-l+    NR     NR    Al

218695             None   CoreStates Financial Corp                            BHC        NR     NR     D-1     NR     T-1   Al

-----------------------------------------------------------------------------------------------------------------------------------

Thursday, April 09, 1998                                           Page l of 4

CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR                           INDUSTRY
-----------------------------------------------------------------------------------------------------------------------------------
                   None   FCC National Bank                                    GTD    First Chicago NBD Corp

318773             None   Fifth Third Bancorp                                  STD    Fifth Third Bancorp

318774             None   Fifth Third Bank                                     GTD    Fifth Third Bancorp

-----------------------------------------------------------------------------------------------------------------------------------

319455             None   First Chicago NBD Corp                               STD    First Chicago NBD Corp

                   None   First  National Bank of Chicago                      GTD    First Chicago NBD Corp

-----------------------------------------------------------------------------------------------------------------------------------

337358             None   First Union Corporation                              STD    First Union Corporation

                   None   First Union  National Bank of North Carolina         GTD    First Union Corporation

3390E              None   Fleet Financial Group                                STD    Fleet Financial Group

NA                 None   Government Development Bank of Puerto Rico           STD    Government Development Bank of Puerto Rico

391417             Susp   Great Western Bank, a FSB                            GTD    Great Western Financial Corp

391442             Susp   Great Western Financial Corp                         STD    Great Western Financial Corp

414830             None   Harris Trust and Savings Bank                        STD

588287             None   HSBC Americas Inc                                    STD

446150             None   Huntington Bancshares Incorporated                   STD    Huntington National Bank


446438             None   Huntington National Bank                             GTD    Huntington National Bank

616880             None   JP Morgan & Co. Incorporated                         STD    JP Morgan & Co. Incorporated

                   None   Key Bank NA                                          GTD    KeyCorp

492919             None   Key Bank of New York                                 GTD    KeyCorp

492922             None   Key Bank of Washington                               GTD    KeyCorp

493267             None   KeyCorp                                              STD    KeyCorp

-----------------------------------------------------------------------------------------------------------------------------------

                   None   LaSalle National Bank                                STD

617362             None   Morgan Guaranty Trust Company of New York            GTD    JP Morgan & Co. Incorporated

635349             None   National City Bank                                   GTD    National City Corporation

635357             None   National City Bank Columbus                          GTD    National City Corporation

635405             None   National City Corporation                            STD    National City Corporation

                   None   NationsBank NA                                       GTD    NationsBank Corporation

-------------------------------------------------------------------------------------------------------------------


CUSIP    PROGRAM   REST.  ISSUER                                                 INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
-----------------------------------------------------------------------------------------------------------------------------------
                   None   FCC National Bank                                      Banking    A-1+   NR     NR      F-1+   NR    Al

318773             None   Fifth Third Bancorp                                    BHC        A-1+   P-1    D-1+    F-1+   T-1   NR

318774             None   Fifth Third Bank                                       Banking    NR     NR     D-1 +   F-1+   NR    NR
-----------------------------------------------------------------------------------------------------------------------------------
319455             None   First Chicago NBD Corp                                 BHC        A-1    P-1    D-1+    F-1    NR    Al

                   None   First  National Bank of Chicago                        Banking    A-l+   NR     D-1+    F-1+   NR    Al
-----------------------------------------------------------------------------------------------------------------------------------
337358             None   First Union Corporation                                BHC        A-1    P-1    D-1     NR     T-1   Al

                   None   First Union  National Bank of North Carolina           Banking    A-1    NR     D-1     NR     NR    A1

3390E              None   Fleet Financial Group                                  Banking    A2     P-1    D-1     F-1    TBW-1 NR

NA                 None   Government Development Bank of Puerto Rico            RBanking    Al+    NR     NR      NR     T-1   NR

391417             Susp   Great Western Bank, a FSB                              Banking    A-2    P-1    NR      F-1    NR    NR

391442             Susp   Great Western Financial Corp                           BHC        A-2    P-2    NR      NR     T-1   NR

414830             None   Harris Trust and Savings Bank                          BHC        A-l+   NR     NR      NR     NR    NR

588287             None   HSBC Americas Inc                                      Banking    A-1    P-2    NR      F-1    NR    Al

446150             None   Huntington Bancshares Incorporated                     BHC        NR     NR     NR     NR      T-1   Al

446438             None   Huntington National Bank                               Banking    A-1    NR     D-1     NR     NR    Al

616880             None   JP Morgan & Co. Incorporated                           BHC        A-1+   P-1    D-14    NR     T-1   Al+

                   None   Key Bank NA                                            Banking    NR     NR     D-1+    NR     NR    A1

492919             None   Key Bank of New York                                   Banking    A-1    NR     D-1+    NR     NR    A1

492922             None   Key Bank of Washington                                 Banking    A-1    NR     D1+     NR     NR    NR

493267             None   KeyCorp                                                BHC        A-2    P-1    D-1     NR     T-1   Al
-----------------------------------------------------------------------------------------------------------------------------------
                   None   LaSalle National Bank                                  BHC        NR     NR     NR      NR     NR    NR

617362             None   Morgan Guaranty Trust Company of New York              Banking    A-1    NR     D-l+    NR     NR    A1+

635349             None   National City Bank                                     Banking    NR     NR     D-1+    NR     T-1   Al

635357             None   National City Bank Columbus                            Banking    A-1    NR     D-1+    NR     T-1   NR

635405             None   National City Corporation                              BHC        NR     NR     D-2     F-2    T-1   Al

                   None   NationsBank NA                                         Banking    NR     NR     NR      NR     NR    Al

------------------------------------------------------------------------------

Thursday, April 09, 1998                                            Page 2 Of 4



CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
--------------------------------------------------------------------------------------------------------------------------
638585             None   NationsBank Corporation                              STD    NationsBank Corporation

                   None   NationsBank of Georgia, NA                           GTD    NationsBank Corporation

628857             None   Nationsbank of Texas, NA                             GTD    NationsBank Corporation

--------------------------------------------------------------------------------------------------------------------------

                   None   NBD  Bancorp, Inc.                                   GTD    First Chicago NBD Corp

                   None   NBD Bank NA                                          GTD    First Chicago NBD Corp

--------------------------------------------------------------------------------------------------------------------------

68586G             None   Northern Trust Company                               GTD    Northern Trust Corporation

685859             None   Northern Trust Corporation                           STD    Northern Trust Corporation

                   None   Norwest Bank Minnesota NA                            GTD    Norwest Corporation

669330             None   Norwest Corporation                                  STD    Norwest Corporation

693475             None   PNC Bank Corp.                                       STD    PNC Bank Corp.

                   None   PNC Bank Kentucky                                    GTD    PNC Bank Corp.

69347S             None   PNC Bank NA                                          GTD    PNC Bank Corp.

                   None   PNC Bank Ohio NA                                     GTD    PNC Bank Corp.

                   None   Republic National Bank of New York                   GTD    Republic New York Corporation

760719             None   Republic New York Corporation                        STD    Republic New York Corporation

                   None   Security Pacific Bank Washington, NA                 GTD    Bankamerica Corporation

843444             None   Southern National Corp                               STD    Southern National Corp

85508              None   Star Bank NA                                         GTD    Star Banc Corporation

                   None   State Street Bank and Trust Company                  STD    State Street Boston Corp.

857473             None   State Street Boston Corp.                            STD    State Street Boston Corp.

--------------------------------------------------------------------------------------------------------------------------

                   None   SunTrust Bank, Atlanta                               GTD    Suntrust Banks, Inc.

867914             None   Suntrust Banks, Inc.                                 STD    Suntrust Banks, Inc.

                   None   Union Bank of California                             STD

911598             None   US Bancorp                                           STD    US Bancorp

                   None   US Bank of Washington NA                             GTD    US Bancorp

                   None   US National Bank of Oregon                           GTD    US Bancorp





CUSIP    PROGRAM   REST.  ISSUER                                                  INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
------------------------------------------------------------------------------------------------------------------------------------
638585             None   NationsBank Corporation                                 BHC        A-1    P-1    D-1+    F-1    T-1   A1

                   None   NationsBank of Georgia, NA                              Banking    NR     NR     NR      NR     NR    NR

628857             None   Nationsbank of Texas, NA                                Banking    A-1    NR     D-l+    F-1+   NR    Al

------------------------------------------------------------------------------------------------------------------------------------

                   None   NBD  Bancorp, Inc.                                      Banking    NR     NR     D-1+    NR     NR    NR

                   None   NBD Bank NA                                             Banking    NR     NR     D-1+    NR     NR    NR

------------------------------------------------------------------------------------------------------------------------------------

68586G             None   Northern Trust Company                                  Banking    A-1+   NR     NR      NR     NR    Al+

685859             None   Northern Trust Corporation                              BHC        A-1+   P-1    NR      NR     T-1   A1+

                   None   Norwest Bank Minnesota NA                               Banking    NR     NR     D-1+    F-1+   NR    Al+

669330             None   Norwest Corporation                                     BHC        A-1+   P-1    D-l+    F-1+   T-1   Al+

693475             None   PNC Bank Corp.                                          BHC        NR     NR     NR      NR     T-1   Al

                   None   PNC Bank Kentucky                                       Banking    A-1    NR     NR      NR     NR    NR

69347S             None   PNC Bank NA                                             Banking    NR     NR     D-1 +   NR     NR    Al

                   None   PNC Bank Ohio NA                                        Banking    A-1    NR     NR      NR     NR    NR

                   None   Republic National Bank of New York                      Banking    A-1+   NR     D-1+    F-1+   NR    A1+

760719             None   Republic New York Corporation                           BHC        A-1 +  P-1    D-1 +   F-l+   T-1   Al+

                   None   Security Pacific Bank Washington, NA                    Banking    NR     NR     NR      NR     NR    NR

843444             None   Southern National Corp                                  BHC        A-2    P-1    NR      NR     T-1   NR

85508              None   Star Bank NA                                            Banking    Al     NR     NR      Fl     T-1   NR

                   None   State Street Bank and Trust Company                     Banking    A-1+   NR     NR      NR     NR    Al+

857473             None   State Street Boston Corp.                               BHC        A-1+   P-1    NR      NR     T-1   Al+

------------------------------------------------------------------------------------------------------------------------------------

                   None   SunTrust Bank, Atlanta                                  Banking    NR     NR     NR      NR     NR    Al+

867914             None   Suntrust Banks, Inc.                                    BHC        A-1    P-1    NR      NR     T-1   A1+

                   None   Union Bank of California                                BHC        A-1    NR      NR     NR    T-1    A1

911598             None   US Bancorp                                              BHC        NR     P-1    D-1+    NR     T-1   Al

                   None   US Bank of Washington NA                                Banking    NR     NR     D-1+    NR     NR    A1

                   None   US National Bank of Oregon                              Banking    A-1    NR     D-1+    NR     NR    Al

-------------------------------------------------------------------------------

Thursday, April 09, 1998                                            Page 3 of 4

CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
---------------------------------------------------------------------------------------------------------------------
                   None   Wachovia Bank of Georgia NA                          GTD    Wachovia Corporation

                   None   Wachovia Bank of North Carolina, NA                  GTD    Wachovia Corporation

929771             None   Wachovia Corporation                                 STD    Wachovia Corporation

---------------------------------------------------------------------------------------------------------------------

949740             None   Wells Fargo & Company                                STD    Wells Fargo & Company

                   None   Wells Fargo Bank, NA                                 GTD    Wells Fargo & Company



CUSIP    PROGRAM   REST.  ISSUER                                             INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
--------------------------------------------------------------------------------------------------------------------------------
                   None   Wachovia Bank of Georgia NA                        Banking    A-1+   NR     NR      NR     NR    A1+

                   None   Wachovia Bank of North Carolina, NA                Banking    A-l+   NR     NR      NR     NR    Al+

929771             None   Wachovia Corporation                               BHC        A-l+   P-1    NR      NR     T-1   Al+

--------------------------------------------------------------------------------------------------------------------------------

949740             None   Wells Fargo & Company                              BHC        A-1    P-1    D-1     NR     T-1   Al

                   None   Wells Fargo Bank, NA                               Banking    A-1    NR     D-1     NR     NR    Al


------------------------------------------------------------------------------
Thursday, April 09, 1998                                           Page 4 of 4


CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
-------------------------------------------------------------------------------------------------------------------
NA       3(a)3     185    AB Spintab                                           GTD    Swedbank

NA                 None   Abbey National North America                         GTD    Abbey National pic

NA                 None   Abbey National Pic                                   STD    Abbey National Pic

-------------------------------------------------------------------------------------------------------------------

00077Q             None   ABN Amro Holding NV                                  STD    ABN Amro Holding NV

00077Q             None   ABN Amro North Am. Fin.                              GTD    ABN Amro Holding NV

-------------------------------------------------------------------------------------------------------------------

NA                 None   Banca Monte del Paschi di Siena SpA                  STD    Banco Monte del Paschi di Siena SpA

ES021390           None   Banco Santander SA                                   STD    Banco Santander SA

063671             None   Bank of Montreal                                     STD    Bank of Montreal

054159             None   Bank of Nova Scotia SCOTIABANK                       STD    Bank of Nova Scotia SCOTIABANK

004596             185    Bank of Tokyo - Mitsubishi                           STD    Bank of Tokyo - Mitsubishi

NA                 None   Banque Nationale de Paris BNP                        STD    Banque Nationale de Paris BNP

003090             185    Banque Paribas                                       STD    Banque Parias

06738C             None   Barclays Bank Pic                                    STD    Barclays Bank Pic

06738C             None   Barclays US Funding Corp                             GTD    Barclays Bank Pic

NA                 None   Bayerische Landesbank GZ                             STD    Bayerische Landesbank GZ

000207             None   Bayerische Vereinsbank AG                            STD    Bayerische Vereinsbank AG

NA                 65     BHF Finance Inc.                                     GTD    BHF-Bank AG

NA                 65     BHF-BANK AG                                          STD    BHF-BANK AG

NA                 None   Canadian Imperial Bank of Commerce (CIBC)            STD    Canadian Imperial Bank of Commerce CIBC

NA                 None   Canadian Imperial Holdings Inc.                      GTD    Canadian Imperial Bank of Commerce

-------------------------------------------------------------------------------------------------------------------

NA                 None   Commerzbank AG                                       STD    Commerzbank AG

NA                 None   Credit  Agricole CA                                  STD    Credit Agricole CA

NA                 None   Credit Agricole USA Inc.                             GTD    Credit Agricole



CUSIP    PROGRAM   REST.  ISSUER                                                INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
----------------------------------------------------------------------------------------------------------------------------------
NA       3(a)3     185    AB Spintab                                            Banking    A-2    P-1    NR      NR     T-1   SK

NA                 None   Abbey National North America                          Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Abbey National Pic                                    Banking    A-1+   NR     NR      Fl+    T-1   SK

-------------------------------------------------------------------------------------------------------------------

00077Q             None   ABN Amro Holding NV                                   Banking    A-1+   P-1    NR      Fl+    T-1   SK

00077Q             None   ABN Amro North Am. Fin.                               Banking    A-l+   P-1    NR      Fl+    T-1   SK

-------------------------------------------------------------------------------------------------------------------

NA                 None   Banca Monte del Paschi di Siena SpA                   Banking    A-2    P-1    NR      Fl     T-1   SK

ES021390           None   Banco Santander SA                                    Banking    A-l+   NR     NR      Fl+    T-1   SK

063671             None   Bank of Montreal                                      Banking    A-l+   P-1    NR      Fl+    T-1   SK

054159             None   Bank of Nova Scotia SCOTIABANK                        Banking    A-1+   P-1    NR      Fl+    T-1   SK

004596             185    Bank of Tokyo - Mitsubishi                            Banking    A-1    NR     NR      Fl+    T-1   SK

NA                 None   Banque Nationale de Paris BNP                         Banking    A-1    P-1    NR      F1+    T-1   SK

003090             185    Banque Paribas                                        Banking    A-1    P-1    NR      Fl     T-1   SK

06738C             None   Barclays Bank Pic                                     Banking    A-l+   P-1    NR      Fl+    T-1   SK

06738C             None   Barclays US Funding Corp                              Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Bayerische Landesbank GZ                              Banking    A-1+   P-1    NR      Fl+    T-1   SK

000207             None   Bayerische Vereinsbank AG                             Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 65     BHF Finance Inc.                                      Banking    A-2    P-1    NR      Fl+    T-1   SK

NA                 65     BHF-BANK AG                                           Banking    A-2    NR     NR      Fl+    T-1   SK

NA                 None   Canadian Imperial Bank of Commerce (CIBC)             Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Canadian Imperial Holdings Inc.                       Banking    A-l+   P-1    NR      Fl+    T-1   SK

-------------------------------------------------------------------------------------------------------------------

NA                 None   Commerzbank AG                                        Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Credit  Agricole CA                                   Banking    NR     NR     NR      Fl+    T-1   SK

NA                 None   Credit Agricole USA Inc.                              Banking    Al+    NR     NR      Fl+    T-1   SK

-------------------------------------------------------------------------------

Wednesday, April 29, 1998                                              Page 1

CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
-------------------------------------------------------------------------------------------------------------------
NA                 None   Credit Suisse                                        STD    Credit Suisse

NA                 None   Credit Suisse Financial Services                     GTD    Credit Suisse

NA                 Susp   Dai-Ichi Kangyo Bank Ltd DKB                         STD    Dai-Ichi Kangyo Bank Ltd DKB

-------------------------------------------------------------------------------------------------------------------

248206             None   Dan Danske Bank                                      STD    Dan Danske Bank

248206             None   Dan Danske Corp.                                     GTD    Dan Danske Bank

-------------------------------------------------------------------------------------------------------------------

NA                 None   Deutsche Bank AG                                     STD    Deutsche Bank AG

NA                 None   Deutsche Financial Inc.                              GTD    Deutsche Bank AG

261561             None   Dresdner Bank                                        STD    Dresdner Bank

NA                 Susp   Fuji Bank Ltd.                                       STD    Fuji Bank Ltd.

NA                 None   Halifax Building Society                             STD    Halifax Building Society

NA                 None   HSBC Holdings Pic                                    STD    HSBC Holdings Pic

NA                 Susp   Industrial Bank of Japan Ltd                         STD    Industrial Bank of Japan Ltd

NA                 None   Kredietbank KB                                       STD    Kredietbank KB

NA                 None   Kredietbank NA Financial                             GTD    Kredietbank NV

NA                 None   Lloyds Bank pic                                      STD    Lloyds Bank pic

632525             None   National Australia Bank                              STD    National Australia Bank

632525             None   National Australia Funding                           GTD    National Australia Bank

638539             None   National Westminister Bank Pic                       STD    National Westminister Bank Pic

NA                 None   Rabobank Nederland                                   STD    Rabobank Nederland

NA                 None   Rabobank USA Financial                               GTD    Rabobank Nederland

-------------------------------------------------------------------------------------------------------------------

NA                 None   Royal Bank of Canada RBC                             STD    Royal Bank of Canada RBC

NA                 Susp   Sanwa Bank Ltd                                       STD    Sanwa Bank Ltd

870536             None   SBS - Swiss Bank Corporation                         STD    SBS - Swiss Bank Corporation

NA                 None   Societe Generale                                     STD    Societe Generale

NA                 None   Societe Generale NA Inc.     .                       GTD    Societe Generale

004860             Susp   Sumitomo Bank Ltd                                    STD    Sumitomo Bank Ltd




CUSIP    PROGRAM   REST.  ISSUER                                                 INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
----------------------------------------------------------------------------------------------------------------------------------
NA                 None   Credit Suisse                                          Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Credit Suisse Financial Services                       Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 Susp   Dai-Ichi Kangyo Bank Ltd DKB                           Banking    A-1    NR     NR      Fl+    T-1   SK

----------------------------------------------------------------------------------------------------------------------------------

248206             None   Dan Danske Bank                                        Banking    A-1    P-1    NR      Fl+    T-1   SK

248206             None   Dan Danske Corp.                                       Banking    A-1    P-1    NR      Fl+    T-1   SK

----------------------------------------------------------------------------------------------------------------------------------

NA                 None   Deutsche Bank AG                                       Banking    A-1+   NR     NR      Fl+    T-1   SK

NA                 None   Deutsche Financial Inc.                                Banking    A-1+   P-1    NR      Fl+    T-1   SK

261561             None   Dresdner Bank                                          Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 Susp   Fuji Bank Ltd.                                         Banking    A-2    NR     NR      Fl+    T-1   SK

NA                 None   Halifax Building Society                               Banking    A-l+   P-1    NR      Fl+    T-1   SK

NA                 None   HSBC Holdings Pic                                      Banking    NR     NR     NR      Fl+    T-1   SK

NA                 Susp   Industrial Bank of Japan Ltd                           Banking    A-1    NR     NR      Fl+    T-1   SK

NA                 None   Kredietbank KB                                         Banking    A-l+   NR     NR      Fl+    T-1   SK

NA                 None   Kredietbank NA Financial                               Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Lloyds Bank pic                                        Banking    A-1+   P-1    NR      Fl+    T-1   SK

632525             None   National Australia Bank                                Banking    A-1+   P-1    NR      Fl+    T-1   SK

632525             None   National Australia Funding                             Banking    A-1+   P-1    NR      Fl+    T-1   SK

638539             None   National Westminister Bank Pic                         Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Rabobank Nederland                                     Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Rabobank USA Financial                                 Banking    A-1+   P-1    NR      Fl+    T-1   SK

----------------------------------------------------------------------------------------------------------------------------------

NA                 None   Royal Bank of Canada RBC                               Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 Susp   Sanwa Bank Ltd                                         Banking    A-1    NR     NR      F1+    T-1   SK

870536             None   SBS - Swiss Bank Corporation                           Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Societe Generale                                       Banking    A-1+   P-1    NR      Fl+    T-1   SK

NA                 None   Societe Generale NA Inc.     .                         Banking    A-1+   P-1    NR      Fl+    T-1   SK

004860             Susp   Sumitomo Bank Ltd                                      Banking    A-2    NR     NR      Fl+    T-1   SK



-------------------------------------------------------------------------------

Wednesday, April 29, 1998                                               Page 2


CUSIP    PROGRAM   REST.  ISSUER                                               TYPE    GUARANTOR
----------------------------------------------------------------------------------------------------------------------------------
NA                185 daysSwedbank                                             STD    Swedbank

891160            None    Toronto Dominion Bank                                STD    Dominion Bank

891160            None    Toronto Dominion Holdings                            GTD    Toronto Dominion Bank

NA                None    Unibank A/S                                          STD    Unibank A/S

90474L   3(a)3    None    Unifunding Inc.                                      GTD    Unionbank A/S

90531P            None    Union Bank of Switzerland UBS                        STD    Union Bank of Switzerland UBS

957526            None    Westdeutsche Landesbank GZ                           STD    Westdeutsche Landesbank GZ

CUSIP    PROGRAM   REST.  ISSUER                                                 INDUSTRY   SPC    MDY'S  DCR     FITCH  TBW   IBCA
----------------------------------------------------------------------------------------------------------------------------------
NA                185 daysSwedbank                                               Banking    A-2    P-1    NR      NR     TBW-1 SK

891160            None    Toronto Dominion Bank                                  Banking    A-l+   P-1    NR      Fl+    T-1   SK

891160            None    Toronto Dominion Holdings                              Banking    A-l+   P-1    NR      Fl+    T-1   SK

NA                None    Unibank A/S                                            Banking    A-1    P1     NR      Fl     T-1   SK

90474L   3(a)3    None    Unifunding Inc.                                        Banking    A-1    P1     NR      F1     T-1   SK

90531P            None    Union Bank of Switzerland UBS                          Banking    A-1+   P-1    NR      Fl+    T-1   SK

957526            None    Westdeutsche Landesbank GZ                             Banking    A-l+   P-1    NR      Fl+    T-1   SK

-----------------------------------------------------------------------------
Wednesday, April 29,1998                                            Page